Exhibit 10.13




































                                    BDM

                            401(k) SAVINGS PLAN



                      Effective Date: August 26, 1985

              Amended and Restated Effective December 26, 1989

                             TABLE OF CONTENTS

                                                                      Page
                                                                      ----
Section 1 - Definitions
-----------------------

1.1   Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
1.2   Adjustment Date   . . . . . . . . . . . . . . . . . . . . . . . .  1
1.3   Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . .  1
1.4   Board   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
1.5   Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
1.6   Committee   . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
1.7   Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . .  1
1.8   Direct Transfer Account   . . . . . . . . . . . . . . . . . . . .  2
1.9   Direct Transfer Contribution  . . . . . . . . . . . . . . . . . .  2
1.10  Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
1.11  Earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
1.12  Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . .  2
1.13  Election Date   . . . . . . . . . . . . . . . . . . . . . . . . .  2
1.14  Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
1.15  Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
1.16  Employer Matching Contribution  . . . . . . . . . . . . . . . . .  4
1.17  Employer Matching Contribution Account  . . . . . . . . . . . . .  4
1.18  ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
1.19  Hour of Service   . . . . . . . . . . . . . . . . . . . . . . . .  4
1.20  Net Profit  . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
1.21  Nondeductible Contribution Account  . . . . . . . . . . . . . . .  6
1.22  Normal Retirement Age   . . . . . . . . . . . . . . . . . . . . .  6
1.23  Participant   . . . . . . . . . . . . . . . . . . . . . . . . . .  6
1.24  Period of Service   . . . . . . . . . . . . . . . . . . . . . .  . 6
1.25  Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
1.26  Plan Year   . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
1.27  Retire or Retirement  . . . . . . . . . . . . . . . . . . . . . .  7
1.28  Rollover Account  . . . . . . . . . . . . . . . . . . . . . . . .  7
1.29  Rollover Contribution   . . . . . . . . . . . . . . . . . . . . .  7
1.30  Salary Reduction Agreement  . . . . . . . . . . . . . . . . . . .  7
1.31  Salary Reduction Contribution   . . . . . . . . . . . . . . . . .  8
1.32  Salary Reduction Contribution Account   . . . . . . . . . . . . .  8
1.33  Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
1.34  Trust or Trust Fund   . . . . . . . . . . . . . . . . . . . . . .  8
1.35  Trust Agreement   . . . . . . . . . . . . . . . . . . . . . . . .  8

                                                                       Page
                                                                       ----
SECTION 2 - CONTRIBUTIONS TO THE TRUST AND ALLOCATION THEREOF
-------------------------------------------------------------

2.1  Salary Reduction Contributions . . . . . . . . . . . . . . . . . .   9
2.2  Employer Matching Contributions  . . . . . . . . . . . . . . . . .  12
2.3  Limitations on Salary Reduction Contributions and
       Employer Matching Contributions  . . . . . . . . . . . . . . . .  13
2.4  Limitations on Contributions   . . . . . . . . . . . . . . . . . .  18
2.5  Limitations on Allocations . . . . . . . . . . . . . . . . . . . .  18
2.6  Nondeductible Voluntary Employee Contributions . . . . . . . . . .  23

SECTION 3 - RETIREMENT: TERMINATION OF SERVICE: DEATH
-----------------------------------------------------

3.1  Normal Retirement  . . . . . . . . . . . . . . . . . . . . . . . .  25
3.2  Delayed Retirement   . . . . . . . . . . . . . . . . . . . . . . .  25
3.3  Disability   . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
3.4  Termination of Service   . . . . . . . . . . . . . . . . . . . . .  25
3.5  Payment of Accounts  . . . . . . . . . . . . . . . . . . . . . . .  26
3.6  Death  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
3.7  Continued Share in Profits or Losses of Trust Fund   . . . . . . .  27
3.8  Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
3.9  Pretermination Distributions   . . . . . . . . . . . . . . . . . .  30

SECTION 4 - VESTING
-------------------

4.1 Salary Reduction Contribution Accounts, Nondeductible Voluntary Employee Contribution Accounts and Rollover Contribution Accounts 33
4.2  Employer Matching Contribution Accounts  . . . . . . . . . . . . .  33
4.3  Restoration of Employer Matching Contribution Accounts   . . . . .  33

SECTION 5 - ACCOUNTS; INVESTMENT FUNDS; ADJUSTMENT OF ACCOUNTS OF
-----------------------------------------------------------------
PARTICIPANTS
------------

5.1  Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
5.2  Investment Funds   . . . . . . . . . . . . . . . . . . . . . . . .  34
5.3  Adjustments to Accounts  . . . . . . . . . . . . . . . . . . . . .  36
5.4  Loan Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . .  37

SECTION 6 - ADMINISTRATION BY COMMITTEE . . . . . . . . . . . . . . . .  38
---------------------------------------

SECTION 7 - MANAGEMENT OF FUNDS AND AMENDMENT OF PLAN . . . . . . . . .  41
-----------------------------------------------------

SECTION 8 - ALLOCATION OF RESPONSIBILITIES AMONG NAMED FIDUCIARIES  . .  43
------------------------------------------------------------------

SECTION 9 - BENEFITS NOT ASSIGNABLE; FACILITY OF PAYMENTS   . . . . . .  45
---------------------------------------------------------

SECTION 10 - BENEFICIARY  . . . . . . . . . . . . . . . . . . . . . . .  46
------------------------

                                                                       Page
                                                                       ----

SECTION 11 - TERMINATION OF PLAN AND TRUST; REMOVAL OF TRUST; MERGER OR
-----------------------------------------------------------------------
CONSOLIDATION OF PLAN
---------------------

11.1  Complete Termination  . . . . . . . . . . . . . . . . . . . . . .  48
11.2  Partial Termination   . . . . . . . . . . . . . . . . . . . . . .  48
11.3  Merger and Consolidation  . . . . . . . . . . . . . . . . . . . .  48

SECTION 12 - COMMUNICATION TO PARTICIPANTS  . . . . . . . . . . . . . .  49
------------------------------------------

SECTION 13 - CLAIMS PROCEDURE
-----------------------------

13.1  Filing of a Claim for Benefits  . . . . . . . . . . . . . . . . .  50
13.2  Notification to Claimant of Decision  . . . . . . . . . . . . . .  50
13.3  Procedure for Review  . . . . . . . . . . . . . . . . . . . . . .  51
13.4  Decision on Review  . . . . . . . . . . . . . . . . . . . . . .  . 51
13.5  Action by Authorized Representative of Claimant   . . . . . . . .  52

SECTION 14 - PARTIES TO THE PLAN  . . . . . . . . . . . . . . . . . . .  53
--------------------------------

SECTION 15 - SPECIAL TOP-HEAVY PROVISIONS
-----------------------------------------

15.1  Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . .  54
15.2  Determination of Top-Heavy Status   . . . . . . . . . . . . . . .  60
15.3  Top-Heavy Requirements  . . . . . . . . . . . . . . . . . . . . .  61

SECTION 16 - PORTABILITY OF PARTICIPANT ACCOUNTS  . . . . . . . . . . .  65
------------------------------------------------

SECTION 17 - SPECIAL PROVISIONS RELATING TO TRANSFERS FROM
----------------------------------------------------------
QUALIFIED PLANS   . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
---------------

SECTION 18 - ROLLOVERS  . . . . . . . . . . . . . . . . . . . . . . . .  68
----------------------

SECTION 19 - SPECIAL TRANSFER FROM RETIREMENT PLAN  . . . . . . . . . .  70
--------------------------------------------------

SECTION 20 - MISCELLANEOUS PROVISIONS
-------------------------------------

20.1  Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
20.2  Lost Distributees   . . . . . . . . . . . . . . . . . . . . . . .  71
20.3  Reliance on Data  . . . . . . . . . . . . . . . . . . . . . . . .  71
20.4  Bonding   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
20.5  Receipt and Release of Payments   . . . . . . . . . . . . . . . .  72
20.6  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
20.7  Continuation of Employment  . . . . . . . . . . . . . . . . . . .  72
20.8  Construction  . . . . . . . . . . . . . . . . . . . . . . . . . .  72

                                    BDM

                            401(k) SAVINGS PLAN


                          SECTION 1 - DEFINITIONS
                          -----------------------


As used in the Plan, including this Section 1, and in the Trust Agreement which is part of the Plan, references to one gender shall include the other and, unless otherwise indicated by the context.



1.1   "Accounts" shall mean the separate accounts to be maintained by the

      Committee with respect to each Participant as described in Section

      5.1.



1.2   "Adjustment Date" shall mean for each Plan Year the 25th day of each calendar month, commencing with September 25, 1985. The December 25

      Adjustment Date shall be referred to herein as the "Year-End

      Adjustment Date." Effective July 1, 1995, the Adjustment Date shall be the first business day following receipt of an appropriate notice requiring the valuation of a Participant's Account for any purpose.



1.3   "Beneficiary" shall mean the person, persons or entity designated or determined pursuant to the provisions of Section 10 of the Plan.



1.4   "Board" shall mean the Board of Directors of BDM International, Inc.



1.5  "Code" shall mean the Internal Revenue Code of 1986 and rules and regulations issued thereunder.



1.6  "Committee" shall mean the Committee on Employee Benefits of BDM

     International, Inc.



1.7  "Compensation" shall mean the basic remuneration actually paid by the

     Employer to an Employee during a Plan Year for Service, excluding any pay for overtime service, bonuses, the cost of any group insurance and hospitalization, disability or similar benefits, benefits under the

     Plan, any amounts subject to a Salary Reduction Agreement or election under Section 125 of the Code or any other payments or benefits not customarily included in basic renumeration.

1.8  "Direct Transfer Account" shall mean the separate account to be kept for the Participant, as described in Sections 5 and 17, with respect to amounts derived from the direct transfer by the trustee of another qualified retirement plan to the Trustee under this Plan of assets allocated to such Participant under such other qualified plan.



1.9  "Direct Transfer Contribution" shall mean the transfer of assets with respect to a Participant as described in Section 17.



1.10 "Disability" shall mean, for purposes of the Plan, the inability, by reason of any medically determinable physical or mental impairment which can be expected to result in death or to continue for a period of not less than six months, of the Participant to perform his regular duties with the Employer or any other duties which the Employer is willing to assign to him. The determination of the existence or nonexistence of Disability shall be made by the Committee in a nondiscriminatory manner pursuant to a medical examination by a medical doctor selected or approved by the Committee.



1.11 "Earnings" shall mean a Participant's Compensation with respect to a

     Plan Year, increased by the amount subject to any Salary Reduction

     Agreement or election under Section 125 of the Code entered into by the Participant for such year. Effective December 26, 1989, Earnings shall not exceed the limitation provided under Section 401(a)(17) of the Code for the calendar year in which the Plan Year begins. Such annual limitation shall be adjusted from time to time as provided by the Code.



1.12 "Effective Date of the Plan" shall be August 26, 1985.



1.13 "Election Date" shall mean the 26th day of March, June, September and

     December of each calendar year, commencing with September 26, 1985.

     Effective December 23, 1992, Election Date shall mean the 23rd day of any calendar month. Effective July 1, 1995, Election Date shall mean any business day of any calendar month.

1.14 "Employee" shall mean, except as otherwise provided herein, an individual in the service of the Employer if the relationship between him and the Employer is the legal relationship of employer and employee. In determining who is an Employee for the purposes of this

     Plan, the following special provisions shall apply to the extent applicable:

     (a)  Except for the purpose of applying the rules of Section 2.3, all employees of all corporations which are members of a controlled group of corporations (as defined in Section 414(b) of the Code)

          which includes the Employer, and all employees of all trades or businesses (whether or not incorporated) under common control (as defined in Section 414(c) of the Code) which includes the

          Employer, shall be treated as Employees of the Employer.

     (b)  All employees of all members of an affiliated service group (as defined in Section 414(m) of the Code) which includes the

          Employer shall be treated as Employees of the Employer.

     (c)  All leased employees shall be treated as Employees of the

          Employer, but contributions or benefits provided by the leasing organization which are attributable to services performed for the

          Employer shall be treated as provided by the Employer. This

          Section 1.14(c) shall not apply to any leased employee if such employee is covered by a money purchase pension plan providing:

          (i) a nonintegrated employer contribution rate of at least 7 1/2 percent of compensation, (ii) immediate participation, and (iii)

          full and immediate vesting. For purposes hereof, the term "leased employee" shall mean any person who, pursuant to an agreement between the Employer and any other person (the "leasing

          organization"), has performed services for the Employer (or for the Employer and related persons determined in accordance with

          Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by employees in the trade or business of the Employer.

     (d)  Employees included in a unit of employees covered by a collective bargaining agreement between employee representatives and the

          Employer, if retirement benefits were the subject of good faith bargaining between such employee
          representatives and the Employer, shall not be treated as

          Employees of the Employer.

     (e)  Employees who are nonresident aliens and who receive no income from the Employer which constitutes income from sources within the United States shall not be treated as Employees of the

          Employer.

     See Section 1.23 for provisions governing eligibility of an Employee to become a Participant in the Plan.



1.15 "Employer" shall mean BDM International, Inc., a corporation with its principal office at McLean, Virginia, or any successor thereto by merger, consolidation or otherwise, which may agree to continue this

     Plan.



1.16 "Employer Matching Contribution" shall mean the amounts contributed to the Plan by the Employer pursuant to the provisions of Section 2.2 of the Plan.



1.17 "Employer Matching Contribution Account" shall mean the separate account to be kept for each Participant as described in Sections 2.2 and 5 with respect to amounts derived from Employer Matching

     Contributions.



1.18 "ERISA" shall mean the Employee Retirement Income Security Act of

     1974, as amended (including amendments of the Internal Revenue Code affected thereby), and rules and regulations issued thereunder.



1.19 "Hour of Service" shall mean:

     (a)  each hour for which an Employee is paid or entitled to payment by the Employer for Service;

     (b)  each hour for which an Employee is paid or entitled to payment by the Employer for reasons other than for Service (such as

          vacation, holiday, illness, incapacity (including disability),

          layoff, jury duty, military duty or leave of absence);

     (c)  each hour (to the extent not included in (a) or (b)) for which back pay (irrespective of mitigation of damages) has been either awarded or agreed to by the Employer; and

     (d)  each hour for which an Employee is not actually in Service but is required to be given credit for Service under any law of the

          United States; provided, that in applying paragraph (b) for periods in which an Employee is not actually in service, the following special provisions shall apply:

          (i)    No hours shall be credited with respect to payments made

                 to the Employee for the purpose of complying with

                 applicable workmen's compensation, unemployment

                 compensation or disability insurance laws, or payments

                 solely to reimburse an Employee for medical or medically

                 related expenses incurred by the Employee; and

          (ii)   An amount paid to an Employee by the Employer indirectly,

                 such as by a trust, fund or insurer to which the Employer

                 makes contributions or pays premiums, shall be deemed to

                 be aid by the Employer.

     An Employee shall be credited with Hours of Service on the basis of the records of the Employer showing the hours for which payment is made or due to the Employee. No more than 501 Hours of Service shall be credited under (b) or (c) to an Employee on account of any single continuous period during which an Employee performs no duties. The provisions of this Section 1.19 shall be applied in accordance with the provisions of United States Department of Labor Regulations

     Sections 2530.200b-2(b)and (c), which provisions are incorporated herein by reference.



1.20 "Net Profit" shall mean the net profit of the Employer for the Plan year as determined according to generally accepted accounting principles and practices by the accountant of the Employer, subject to the following adjustments:

     (a)   gains or losses arising from the sale or other disposition of fixed or capital assets of the Employer shall be excluded;

     (b)   taxes based upon income shall not be deducted; and

     (c)   contributions of the Employer under this Plan or any other defined contribution plan maintained by the Employer shall not be deducted.



1.21 "Nondeductible Contribution Account" shall mean the separate account to be kept for the Participant, as described in Sections 2.4 and 5,

     with respect to amounts derived from his Nondeductible Voluntary

     Contributions made prior to December 26, 1987.



1.22 "Normal Retirement Age" of a Participant shall be age sixty. The

     "Normal Retirement Date" of a Participant shall mean the first day of the calendar month coincident with or next following attainment of his

     Normal Retirement Age.



1.23 "Participant" shall mean with respect to any Plan Year an Employee who has entered the Plan and any former Employee who has an interest in the Plan, except that an individual who is employed by an entity described in Section 1.14(a) or 1.14(b), and which entity is not a party to the Plan, or who is a leased employee described in Section

     1.14(c), or who is not a regular full-time Employee, who is not a regular part-time Employee, shall not be a Participant. For purposes of this Section 1.23, a "regular full-time" Employee shall mean an individual in the full-time employment of the Employer in an established job requiring a minimum of forty Hours of Service per week on a year-round basis. A "regular part-time" Employee shall mean an individual in part-time employment of the Employer in an established job requiring an average of 20 Hours of Service per week on a year-

     round basis.  An Employee shall enter the Plan and become a

     Participant as of the date he shall complete his first Hour of Service on or after the Effective Date of the Plan. If a Participant shall terminate Service and shall reenter Service following such termination, he shall automatically reenter the Plan as of the date he shall reenter Service.



1.24 "Period of Service" shall mean the period of time from the date the

     Employee first performs one Hour of Service to the date the Employee quits, is discharged, retires, or dies, or the first anniversary of the date the employee is absent from service for any other reason. An

     Employee who is absent from work by reason of pregnancy, birth of a child of the

     Employee, adoption of a child, or for purposes of caring for a child following birth or adoption under an approved leave required by federal law, including the Family Medical Leave Act of 1993, shall have the period of leave added to service. A Period of Service shall include any period of less than 12 months following the quit or discharge of an Employee if the Employee is rehired before the end of such 12-month period of absence.  Periods of Service shall be aggregated in accordance with the rules set forth in Section 1.410(a)-

     7 of the Income Tax Regulations.



1.25 "Plan" shall mean the plan as herein set out or as duly amended.



1.26 "Plan Year" shall mean the 12 calendar month period commencing on

     December 26 of each year and ending on the following December 25,

     except for the first Plan year which commenced on August 26, 1985.



1.27 "Retire" or "Retirement" shall mean separation from Service (for reasons other than death) under circumstances treated as Retirement

     (including Disability Retirement) under the Plan.



1.28 "Rollover Account" shall mean the separate account to be kept for the

     Participant, as described in Sections 5 and 18, with respect to amounts derived from assets transferred by the Participant to this

     Plan from another qualified retirement plan or individual retirement account or annuity, which transfer satisfies the requirements of a

     Rollover Contribution as described in Section 402(a) of the Code.



1.29 "Rollover Contribution" shall mean a rollover to the Plan by a

     Participant as described in Section 18.



1.30 "Salary Reduction Agreement" shall mean a written agreement, entered into by a Participant, pursuant to the provisions of Section 2.1(c)

     of the Plan.

1.31 "Salary Reduction Contributions" shall mean the amounts contributed to the Plan by the Employer pursuant to the provisions of Section 2.1(b)

     of the Plan.



1.32 "Salary Reduction Contribution Account" shall mean the separate account to be kept for each Participant, as described in Sections 2.1 and 5, with respect to amounts derived from Salary Reduction

     Contributions.



1.33 "Service" shall mean employment by the Employer as an Employee;

     provided, that unless and to the extent the Board shall expressly agree otherwise, service with a corporation or organization prior to becoming a member of a controlled group, affiliated service group, or trade or business under common control within the meaning of Sections

     1.14(a) and 1.14(b) shall be disregarded for all purposes of this

     Plan.



1.34 "Trust" or "Trust Fund" shall mean the Trust Fund held by the Trustee under the Plan.



1.35 "Trust Agreement" shall mean the agreement between the Employer and the Trustee which shall be a part of the Plan.

       SECTION 2 - CONTRIBUTIONS TO THE TRUST AND ALLOCATION THEREOF
       -------------------------------------------------------------


2.1  Salary Reduction Contributions:

     (a)   (i)   Salary Reductions Before July 1, 1995: Each Participant,
                 ---------------------------------------

                 as of an Election Date coincident with or next following

                 the later of (i) the attainment of his twenty-first

                 birthday, or (ii) the completion of six Months of Service,

                 may elect by entering into a Salary Reduction Agreement

                 with the Employer to reduce his Earnings from the Employer by a whole number percentage between two percent and

                 fifteen percent; provided, if such Participant is highly

                 compensated within the meaning of Section 2.3(a)(iv), he

                 may elect to reduce his earnings between two percent and

                 fifteen percent (or such lesser percentage as may be

                 determined by the Committee). Amounts subject to Salary

                 Reduction Agreements effective for a given Plan Year shall be reduced proportionately to the extent that the Net

                 Profits of the Employer for such Plan Year and the

                 accumulated Net Profits for all preceding Plan Years are

                 not equal to the amounts subject to such Salary Reduction

                 Agreements. All amounts so reduced, adjusted for earnings,

                 gains and losses allocable thereto, shall be returned to

                 the Employer and immediately thereafter paid by the

                 Employer directly to the applicable Participants.

                 Effective December 23, 1991, a Participant or future

                 Participant shall become eligible to enter into a Salary

                 Reduction Agreement upon the attainment of his twenty-

                 first birthday.

           (ii)  Salary Reductions on or After July 1, 1995:  Each
                 ------------------------------------------

                 Participant, as of an Election Date following the

                 attainment of his twenty-first birthday, may elect by

                 entering into a Salary Reduction Agreement with the

                 Employer to reduce his Earnings by a whole number percent

                 between one and fifteen.  Such payment to or by the

                 Employer shall not be contingent upon the Net Profits of

                 the Employer. Provided, that a Highly Compensated

                 Employee's maximum deferral percentage (as defined in

                 Section 2.3(a)(iv)) may be limited to a lesser percent

                 effective for Plan Years beginning December 26,

                 1994 and thereafter. The Committee shall have the

                 authority to adjust such maximum percentage for Highly

                 Compensated Employees.

     (b)   Salary Reduction Contributions:  The Employer shall contribute
           ------------------------------

           to the trust for each Plan Year a Salary Reduction Contribution in an amount equal to the total amount subject to Salary

           Reduction Agreements for such year and not reduced pursuant to

           Section 2.1(a).  However, that no Participant shall be allowed to contribute an amount in excess of the limit prescribed by section 402(g) of the Code for any calendar year. Salary

           Reduction Contributions shall be accumulated through payroll deductions which shall be paid by the Employer to the Trustee with reasonable promptness, and in any event, all Salary

           Reduction Contributions with respect to Plan Year shall be paid to the Trustee within thirty days after the end of such Plan

           Year.

     (c)   Administrative rules governing Salary Reduction Agreements:
           ----------------------------------------------------------

           (i)   An election pursuant to Section 2.1(a) shall be made by

                 the Participant by executing and delivering to the

                 Employer a Salary Reduction Agreement at any time within

                 the period beginning at least ten days prior to the

                 Election Date as of when a Participant first becomes

                 eligible to enter into a Salary Reduction Agreement, or

                 any subsequent Election Date, and ending on such Election

                 Date (or, if such Election Date is not a regular business

                 day of the Employer, on the next following business day),

                 and shall continue in effect until the Participant shall

                 elect to discontinue Salary Reduction Contributions (as

                 described in (ii) below) or to change the percentage of

                 his Earnings allocable to Salary Reduction Contributions

                 (as described in (iii) below). Effective July 1, 1995, the ten-day notice rule referred to above shall no longer be

                 applicable. Salary Reduction Agreement elections shall be

                 effectuated as soon as is practicable.

           (ii)  A Participant may revoke his Salary Reduction Agreement by providing not less than ten days advance written notice to the Employer, which revocation shall be effective as soon

                 as practicable following its receipt. In the event a

                 Participant revokes a Salary Reduction Agreement, he shall be ineligible to
                 elect for Salary Reduction Contributions to recommence

                 until a subsequent Election Date, commencing with the

                 first Election Date following the date of such revocation

                 by at least six months. The Employer may amend or revoke a

                 Salary Reduction Agreement with a Participant at any time

                 if the Employer determines that such amendment or

                 revocation is necessary to ensure that the annual

                 additions (as defined in Section 2.3(a)) to the Accounts

                 of a Participant do not exceed the maximum permissible

                 amount (as described in Section 2.3) for such Participant

                 for that Plan Year or to ensure that the requirements of

                 Section 2.1 (d) are met for such Plan Year.  Effective

                 July 1, 1995, the ten-day notice rule referred to above

                 shall no longer be applicable and a Participant who

                 revokes a Salary Reduction Agreement shall be permitted to execute a new Salary Reduction Agreement at any subsequent

                 Election Date without a six-month suspension period.

         (iii)   A Participant may amend his Salary Reduction Agreement by

                 providing not less than ten days advance written notice to the Employer to increase or decrease the portion of such

                 Participant's Earnings which is subject to salary

                 reduction, within the percentage limits set forth in

                 Section 2.1(a). Any amendment to increase the portion of

                 the Participant's Earnings subject to salary reduction may be made only as of a March 26, June 26, September 26, or

                 December 26 Election Date. Effective July 1, 1995, the

                 restriction limiting increases to the March 26, June 26,

                 September 26 and December 26 Election Dates is eliminated.

                 Any amendment to decrease the portion of the Participant's

                 Earnings subject to salary reduction may be made of any

                 Election Date.

           (iv)  The Employer shall establish a payroll deduction system or other procedure to assist it in making Salary Reduction

                 Contributions, and the Committee may from time to time

                 adopt policies or rules governing the manner in which such contributions may be made so that the Plan may be

                 conveniently administered.

           (v)   Notwithstanding anything to the contrary contained

                 elsewhere in the Plan, a Participant's Salary Reduction

                 Contribution Account shall not be distributable other than upon:

                 (A)     the Participant's Retirement, death, Disability or

                         separation from Service;

                 (B)     the Participant's attainment of age 59 1/2; or

                 (C)     hardship (as defined in Section 3.9).

           (vi)  Accounting - Each Participant's Salary Reduction

                 Contribution Account and Employer Contribution Account

                 shall be accounted for separately from the Participant's

                 other Accounts under the Plan.

           (vii) Allocation to Salary Reduction Contribution Accounts -

                 Salary Reduction Contributions made by the Employer with

                 respect to a Plan Year shall be allocated as of each

                 Adjustment Date to the Salary Reduction Contribution

                 Account of a Participant in proportion by which such

                 Participant's Earnings from the Employer were reduced

                 pursuant to his Salary Reduction Agreement since the most

                 recent Adjustment Date.



2.2   Employer Matching Contributions

     (a)   Employer Match:  Effective December 26, 1990, the Employer shall
           --------------

           provide a matching contribution with respect to a Participant's

           Salary Reduction Contributions. The match will equal 25% of the

           Participant's Salary Reduction Contributions with respect to the first four percent of Earnings deferred. Amounts to be

           contributed pursuant to this provision for a Plan Year shall be reduced proportionately to the extent that Net Profits of the

           Employer for such

           Plan Year and the accumulated Net Profits for all preceding Plan

           Years are not equal to the amounts to be contributed as Employer

           Matching Contributions.

     (b)   Employer Matching Contributions:  Employer Matching
           -------------------------------

           Contributions shall be accumulated and paid over to the Trustee at the same time and in the same manner as Salary Reduction

           Contributions.

     (c)   Administrative Rules:  Employer Matching Contributions shall be
           --------------------

           adjusted, if necessary, in accordance with the Participant's elections made with respect to Salary Reduction Contributions.


2.3  Limitations on Salary Reduction Contributions and Employer Matching

     Contributions

     (a)   Limitations on Salary Reduction Contributions:
           ---------------------------------------------

           (i)   Notwithstanding anything to the contrary contained

                 elsewhere in the Plan or contained in any Salary Reduction

                 Agreement, all Salary Reduction Agreements entered into

                 with respect to any Plan Year shall be valid only if one

                 of the tests set forth in paragraph (ii) of this Section

                 2.3(a) is satisfied for such Plan Year.

           (ii)  For each Plan Year the actual deferral percentage for eligible Participants who are highly compensated shall

                 bear to the actual deferral percentage for all other

                 eligible Participants a relationship that satisfies either of the following tests:

                 (A)     The actual deferral percentage for eligible

                         Participants who are highly compensated is not

                         more than the actual deferred percentage of all

                         other eligible Participants multiplied by 1.25; or

                 (B)     The actual deferral percentage for eligible

                         Participants who are highly compensated is not

                         more than the actual deferral percentage for all

                         other eligible Participants multiplied by 2, and

                         the excess of the actual deferral percentage for

                         the group of eligible Participants who are highly

                         compensated over that of all other eligible

                         Participants is not more than two percentage

                         points.

     (iii) If neither of the tests set forth in paragraph (ii) of this

           Section 2.3(a) is satisfied after taking into account all Salary

           Reduction Contributions for a Plan Year, then:

           (A)   Salary Reduction Agreements entered into for such year by

                 Participants who are highly compensated shall be valid

                 only to the extent permitted by either of the tests set

                 forth in paragraph (ii) above and Salary Reduction

                 Contributions made by the Employer for Participants who

                 are highly compensated shall be reduced to the extent

                 necessary to comply with either of the tests set forth in

                 paragraph (ii) of this Section 2.3(a). All amounts so

                 reduced shall be allocated to each applicable Participant

                 and such excess shall be returned to the Employer and

                 immediately thereafter paid by the Employer directly to

                 the Participant within 2 1/2 months after the end of the

                 Plan Year.

           (B)   Salary Reduction Agreements entered into by all

                 Participants who are not highly compensated shall be valid and Salary Reduction Contributions made by the Employer

                 for such Participants shall not be changed.

     (iv)  Definitions: For purposes of this Section, the following words
           -----------

           and phrases shall have the meanings stated below:

           (A)   The actual deferral percentage for a specified group of

                 Participants for a Plan Year shall be the average of the

                 ratios, calculated separately for each Participant in such group, of:

                 (I)     the Salary Reduction Contribution, if any,

                         contributed by the Employer on behalf of each such

                         Participant for the Plan Year; to

                 (II)    the Participant's Earnings for such Plan Year.

           (B)   An Employee is highly compensated if such Participant was

                 an Employee who during the Plan Year or preceding Plan

                 Year:

               (I)    was at any time a 5% owner,

               (II)   received compensation from the employer in excess of

                      $75,000,

               (III)  received compensation from the employer in excess of

                      $50,000 and was in the top-paid 20% of all Employees,

                      or

     (b)  Limitations on Employee Matching Contributions:
          ----------------------------------------------

          (i)  Notwithstanding anything to the contrary contained elsewhere in the Plan, Employer Matching Contributions shall be valid only if one of the tests set forth in paragraph (ii) of this

               Section 2.3(b) is satisfied for such Plan Year.

         (ii)  For each Plan Year the actual contribution percentage for eligible Participants who are highly compensated shall bear to the actual contribution percentage for all other eligible

               Participants a relationship that satisfies either of the

               following tests:

               (A)  The actual contribution percentage for eligible

                    Participants who are highly compensated is not more

                    than the actual contribution percentage of all other

                    eligible Participants multiplied by 1.25; or

                (B) The actual contribution percentage for eligible

                    Participants who are highly compensated is not more

                    than the actual contribution percentage for all other

                    eligible Participants multiplied by 2, and the excess

                    of the actual contribution percentage for the group of

                    eligible Participants who are highly compensated over

                    that of all other eligible Participants is not more

                    than two percentage points.

        (iii)   If neither of the tests set forth in paragraph (ii) of this

                Section 2.3(b) is satisfied after taking into account all

                Employer Matching Contributions for a Plan Year, then:

                (A)   Employer Matching Contributions for Participants who

                      are highly compensated shall be allowed only to the

                      extent permitted by either of the tests set forth in

                      paragraph (ii) above and Employer Matching

                      Contributions made by the Employer for Participants

                      who are highly compensated shall be reduced to the

                      extent necessary to comply with
                      either of the tests set forth in paragraph (ii) of

                      this Section 2.3(b). All amounts so reduced shall be

                      allocated to each applicable Participant and such

                      excess shall be returned to the employer and

                      immediately thereafter paid to the Participant within

                      2 1/2 months after the end of the Plan Year. However,

                      any Employer Matching Contribution reduced because of

                      the elimination of a Salary Reduction Contribution

                      pursuant to Sections 2.3(a) or 2.5 shall be forfeited

                      and used to reduce future Employer Matching

                      Contributions.

                (B)   Employer Matching Contributions for all Participants

                      who are not highly compensated shall not be changed.

         (iv)   Definitions: For purposes of this Section 2.3, the
                -----------

                following words and phrases shall have the meanings stated

                below:

                (A)   The actual contribution percentage for a specified

                      group of Participants for a Plan Year shall be the

                      average of the ratios, calculated separately for each

                      Participant in such group, of:

                      (I)     the Employer Matching Contribution, if any,

                              contributed by the Employer on behalf of each

                              such Participant for the Plan Year; to

                      (II)    the Participant's Earnings for such Plan

                              Year.

                (B)   An Employee is highly compensated if such Participant

                      was an Employee who during the Plan Year or preceding

                      Plan Year:

                      (I)     was at any time a 5% owner,

                      (II)    received compensation from the employer in

                              excess of $75,000 (as adjusted under Section

                              414(q) of the Code),

                      (III)   received compensation from the employer in

                              excess of $50,000 (as adjusted under Section

                              414(q) of the Code) and was in the top-paid

                              20% of all Employees, or

                      (IV)    was at any time an officer and received

                              compensation greater than 50% of the amount

                              in effect for the year under Section

                              415(b)(1)(A) of the Code.

             A Participant who is not a 5% owner and was not a highly

             compensated employee under (II), (III), or (IV) above in the preceding Plan Year shall be a Highly Compensated Employee in the current Plan Year only if the Participant is among the 100 highest compensated employees. For purposes of this provision,

             compensation shall be the Participant's W-2 compensation

             increased by any Salary Reduction Agreement amounts or salary reductions pursuant to section 125 of the Code.

     (iii)   A Participant is an eligible Participant if he is eligible to enter into a Salary Reduction Agreement pursuant to Section

             2.1(a).

(c)  Multiple Use Restrictions: If both of the tests described in Section
     -------------------------

     2.3(a)(ii)(B) and Section 2.3(b)(ii)(B) are used in the same Plan Year and the sum of the average actual deferral percentage and average actual contribution percentage of the Participants who are highly compensated exceeds the multiple use limit, first, the actual deferral percentages and then, if necessary, the actual contribution percentage of highly compensated participants shall be reduced beginning with the highest actual deferral percentages and then the highest actual contribution percentages until the multiple use limit is satisfied.

     The multiple use limit is the greater of:

     (i)     1.25 times the average deferral percentage for non-highly

             compensated employees plus the lesser of the average

             contribution percentage for non-highly compensated employees plus 2% or multiplied by 2, or

     (ii)    1.25 times the average contribution percentage for non-highly compensated employees plus the lesser of the average deferral percentage for non-highly compensated employees plus 2% or multiplied by 2.

2.4  Limitations on Contributions

     All Employer Salary Reduction Contributions and Employer Matching

     Contributions for any Plan Year shall be made out of the Net Profits of the Employer for such year or out of accumulated Net Profits for preceding years; provided, that to the extent necessary to provide the top-heavy minimum allocations described in Section 15, the

     Employer shall make a contribution even if it exceeds current or accumulated Net Profits or the amount which is deductible under

     Section 404 of the Code. Notwithstanding anything to the contrary in this Section 2, in no event shall the Employer contribute an amount for any limitation year (as defined in Section 2.5) which would cause the limitations in Section 2.5 to be exceeded. Except as otherwise provided in this Section 2, each contribution to the Plan by the

     Employer shall be made conditional upon being deductible under Section

     404 of the Code and upon the Plan being qualified under Section 401

     (a) of the Code for the Plan Year for which such contribution is made.

     Effective July 1, 1995, the Net Profits requirement shall no longer apply to Salary Reduction Contributions.



2.5  Limitations on Allocations

     In administering the Plan, the following special provisions shall apply:

     (a)     Subject to the provisions of Section 2.5(c), in no event shall the sum of the annual additions to the Accounts of a

             Participant for any limitation year under this Plan and under any other defined contribution plan (as defined in Section

             2.5(d) of the Employer in which the Participant participates exceed in the aggregate the lesser of: (i) $30,000, referred to herein as the "dollar limitation", or (ii) 25% of such

             Participant's compensation received during the limitation

             year, referred to herein as the "compensation limitation." For limitation years beginning on and after January 1, 1988, the amount of the dollar limitation shall be adjusted in

             accordance with Treasury regulations to reflect increases in the cost of living. In the event that the limitations provided in this Section 2.5(a) would be exceeded for any limitation year with respect to any Participant, any required reduction in the annual addition to his Accounts shall be made with

             respect to the annual addition to his Account under this Plan as provided in Section 2.5(b).

     (b)   If, as a result of an error in estimating a Participant's

           compensation, or other limited facts and circumstances, the dollar limitation or the compensation limitation set forth in

           Section 2.5(a) would be exceeded for any limitation year, such excess with respect to a Participant for such limitation year shall be disposed of in the following order:

           (i)    Any Nondeductible Employee Contributions (and any gains

                  attributable thereto) to the extent of such excess shall

                  be returned to the Participant.

           (ii)   If further reductions are necessary, then such

                  Participant's share of the Employer Salary Reduction

                  Contributions (or Employer Matching Contributions) for

                  the limitation year shall be reduced to the extent of

                  such remaining excess. The amount of the reduction shall

                  be reallocated among the remaining Participants in the

                  ratio which each of such Participant's compensation

                  during the limitation year in question bears to the

                  aggregate compensation of all such Participants during

                  such limitation year and before any Contributions such

                  limitation year are allocated. If all of the amount of

                  such reduction with respect to the Participant and the

                  amount of any reduction with respect to any other

                  Participant cannot be reallocated without causing the

                  Accounts of each other Participant to exceed the dollar

                  limitation or the compensation limitation, then such

                  amount shall be credited to a separate special account,

                  designated as the "Suspense Account."

           (iii)  The Suspense Account shall contain the excess amounts of

                  Contributions from all limitation years. Such excess

                  amounts shall be allocated for each succeeding limitation

                  year among the Salary Reduction Accounts and Employer

                  Matching Contribution Accounts of Participants in the

                  ratio which each of such Participant's compensation for

                  the limitation year in question bears to the aggregate

                  compensation of all such Participants during such

                  limitation year and before any Nondeductible Employee

                  Contributions, Salary Reduction Contributions, or

                  Employer Matching Contributions for such year are

                  allocated. The Suspense Account shall be adjusted

                  annually for additions thereto and distributions

                  therefrom. In the event the Plan is
                  terminated, any balance in the Suspense Account shall be

                  distributed to the Participants.

     (c)   In the event that an individual shall at any time be a

           Participant in the Plan and in a defined benefit plan of the

           Employer, in no event shall the sum of the defined benefit fraction (as defined in this Section 2.5(c)) and the defined contribution fraction (as defined in this Section 2.5(c)) for any limitation year exceed 1.0. For purposes of this Section

           2.5(c), and except as otherwise provided in this Section 2.5,

           the defined benefit fraction for any limitation year of a

           defined benefit Plan shall be a fraction, the numerator of which is the projected annual benefit of the Participant under the defined benefit Plan (as determined as of the close of such limitation year), and the denominator of which is the lesser of

           (i) the product of 1.25 and the dollar limitation in effect for defined benefit Plans for such limitation year (referred to herein as the "defined benefit dollar limitation"), and (ii) the product of 1.4 and 100% of the Participant's average annual

           Compensation for the period of three consecutive calendar years

           (or the actual number of consecutive years of Service with the

           Employer if the Participant was in Service with the Employer for less than three consecutive years) which will produce the

           highest average (referred to herein as the "defined benefit compensation limitation"). The defined contribution fraction for any limitation year of this Plan shall be a fraction, the

           numerator of which is the sum of the annual additions to the

           Participant's Accounts through the close of such limitation year, and the denominator of which is the sum of the lesser of

           (A) or (B) for such limitation year and for each prior

           limitation year during which the Participant was an Employee of the Employer (regardless of whether a Plan was in existence during those years), where (A) is the product of 1.25 and the dollar limitation and (B) is the product of 1.4 and the

           compensation limitation for the limitation year. In the event the limitation provided in this Section 2.5(c) would be exceeded for any limitation year, the reduction in the sum of the defined benefit fraction and the defined contribution fraction necessary to comply with the limitation shall be made in the defined contribution fraction and any reductions in the annual addition to the Accounts of any Participant shall be made in accordance with Section 2.5(a) and Section 2.5(b).

     (d)   For the purpose of applying the rules of this Section 2.5, the following provisions shall apply:

           (i)    all defined benefit plans of the Employer shall be

                  considered as a single plan and all defined contribution

                  plans of the Employer shall be considered as a single

                  plan;

           (ii)   "defined contribution plan" shall mean a plan, including

                  this Plan, which provides for an individual account for

                  each Participant and for benefits based solely on the

                  amount contributed to the Participant's account and any

                  income, expenses, gains and losses, and any forfeitures

                  of accounts of other Participants, which may be allocated

                  to such Participant's account; and "Defined Benefit Plan"

                  shall mean any plan which is not a defined contribution

                  plan; provided, that there shall be included within the

                  definition of a defined contribution plan or a defined

                  benefit plan, as the case may be, only plans which are

                  described in Section 415(k)(1) of the Code;

           (iii)  all corporations in a controlled group of corporations with the Employer (within the meaning of Section 414(b)

                  of the Code as modified by Section 415(h) of the Code),

                  all trades or businesses (whether or not incorporated)

                  under common control with the Employer (within the

                  meaning of Section 414(c) of the Code as modified by

                  Section 415(h) of the Code) and all members of an

                  affiliated service group with the Employer (within the

                  meaning of Section 414(m) of the Code) shall be

                  considered to be the Employer;

           (iv)   "projected annual benefit" shall mean the annual normal

                  retirement benefit payable in the form of a straight life

                  annuity (with no ancillary benefits) to which a

                  Participant would be entitled under the terms of the

                  defined benefit plan if the following factors are

                  assumed:

                  (A)   the Participant will continue employment with the

                        Employer until he reaches normal retirement age

                        under the defined benefit plan (or
                        until his then current age, if he has previously

                        reached such normal retirement age),

                  (B)   the Participant's compensation for the limitation

                        year will remain the same until the date the

                        Participant attains normal retirement age under

                        the defined benefit plan, and

                  (C)   all other relevant factors used to determine

                        benefits under the defined benefit plan for the

                        limitation year will remain constant for all future

                        limitation years;

           (v)   the "limitation year" shall be the Plan Year;

           (vi)  "compensation" shall mean for any Participant the wages,

                 salary, and other amounts paid or accrued with respect to

                 such Participant by the Employer during the limitation

                 year for personal services actually rendered by the

                 Participant in the course of his service with the Employer

                 (including, but not limited to, commissions, compensation

                 for services on the basis of a percentage of profits, and

                 bonuses) and excluding contributions made by the Employer

                 to any plan of deferred compensation, amounts realized

                 from the exercise of a nonqualified stock option or from

                 the sale or other disposition of stock acquired by the

                 exercise of an incentive stock option, and any other

                 amount paid by the Employer which receives special tax

                 benefits; and

          (vii)  the "annual addition" with respect to any limitation year shall mean the sum of the following items allocated on

                 behalf of a Participant (A) Employer contributions

                 (including Salary Reduction Contributions made pursuant to

                 Section 2.1); (B) all forfeitures; (C) for contributions

                 made prior to December 26, 1987, the lesser of (1) the

                 amount of the Participant's Nondeductible Employee

                 Contributions in excess of six percent of such

                 Participant's compensation for the limitation year, and

                 (2) one-half of such Participant's Nondeductible Employee

                 Contribution (Nondeductible Employee Contributions shall

                 be considered made with respect to a particular Plan Year

                 if such contributions are actually made by the Participant during such Plan Year or within thirty days after the

                 close of
                 such Plan Year) and all of the Participant's Non-

                 deductible Employee Contributions made after December 25,

                 1987; (D) amounts allocated, after March 31, 1984, to an

                 individual medical account, as defined in Section 415(l)

                 of the Code, which is part of a defined benefit plan

                 maintained by the Employer; and (E) amounts derived from

                 contributions paid or accrued after December 31, 1985, in

                 taxable years ending after such date, which are

                 attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in

                 Section 419(A)(d) of the Code, under a welfare benefit

                 fund, as defined in Section 419(e) of the Code, maintained by the Employer. Provided, that the following are not

                 "annual additions": (A) transfers of funds from one

                 qualified Plan to another, (B) Rollover Contributions (as

                 defined in Sections 402(a)(5), 403(a)(4), 408(d)(3) and

                 409(b)(3)(C) of the Code, (C) repayments of loans made to

                 a Participant from the Plan, (D) repayments of

                 distributions received by an Employee pursuant to Section

                 411(a)(7)(B) of the Code, (E) repayments of distributions

                 received by an Employee pursuant to Section 411(a)(3)(D)

                 of the Code (mandatory contributions), (F) Employee

                 contributions to a simplified employee pension allowed as

                 a deduction under Section 219(a) of the Code, and (G)

                 deductible Employee contributions to a qualified plan.



2.6  Nondeductible Voluntary Employee Contributions

     No Nondeductible Employee Contributions shall be made or accepted by the Plan effective December 26, 1987. Nondeductible Voluntary

     Contributions made prior to December 26, 1987 by a Participant, and all amounts stemming therefrom, shall be allocated to his

     Nondeductible Employee Contribution Account. Assets of the

     Nondeductible Contribution Accounts may be mingled for investment with other funds of the Trust. A Participant having an amount in his

     Nondeductible Contribution Account may, by giving at least ten days

     (no longer required, effective July 1, 1995) written notice to the

     Committee, withdraw all or a designated portion of the amount then in his Nondeductible Contribution Account. Such withdrawal shall be paid to the Participant as soon as practicable. To the extent not inconsistent with the provisions of this Section 2.4, the Committee may promulgate rules or by-laws supplementing and implementing the provisions of this Section 2.4.

           SECTION 3 - RETIREMENT; TERMINATION OF SERVICE; DEATH
           -----------------------------------------------------

3.1  Normal Retirement

     A Participant who is in Service shall be eligible to retire from

     Service at his Normal Retirement Date.



3.2  Delayed Retirement

     If a Participant shall remain in Service following his Normal

     Retirement Date, his Retirement date shall be the date he shall actually terminate Service for reasons other than death. During the period that such Participant remains in Service pursuant to this

     Section 3.2, he shall continue to be a Participant for and including each Plan Year in which he meets the requirements therefor. If an

     Employee not otherwise a Participant becomes eligible to enter the

     Plan following his Normal Retirement Date, the provisions of this

     Section 3.2 shall apply in determining his Retirement date.



3.3  Disability

     If a Participant shall suffer Disability while in Service prior to his

     Normal Retirement Date, he may retire as of the date of establishment of his Disability and the balance in his Account may be payable as provided in Section 3.5, treating for this purpose the date of his

     Disability Retirement as if it were his Normal Retirement Date.



3.4  Termination of Service

     A Participant who has terminated Service and who is not eligible to retire under the Plan on the date of his termination, and whose vested balance in his Accounts as of the Adjustment Date coincident with or next following his termination (the "Termination Adjustment Date") is less than or equal to $3,500, shall be paid such balance in a lump sum as soon as practicable following his Termination Adjustment Date. A

     Participant who has terminated Service and who is not eligible to retire under the Plan on the date of his termination, and whose vested balance in his Accounts as of the Termination Adjustment Date exceeds

     $3,500, may elect to be paid such balance in a lump sum as soon as practicable following
     his Termination Adjustment Date. Such election shall be submitted in writing on or before the Termination Adjustment Date and shall be irrevocable on such date. If such Participant shall fail to submit such election, the balance in his Accounts shall be held under the

     Plan, and adjusted as of each Adjustment Date pursuant to Section 3.7,

     until the earlier of his Normal Retirement Date or death, whereupon such balance, as adjusted, shall be paid to him or his Beneficiary, as the case may be, in the same manner as if he were in Service at the time of his Normal Retirement Date or death. Notwithstanding the foregoing provisions, no distribution shall be made pursuant to this

     Section 3.4 if the Participant shall be in Service on the date payment of the lump sum is to be made.



3.5  Payment of Accounts

     As of the close of business of the Plan on the Adjustment Date coincident with or next following the date a Participant retires, the balance in his Accounts, as adjusted as of such Adjustment Date, shall be paid to him in a lump sum. In applying the foregoing provisions of this Section 3.5, the following special provisions shall apply:

     (a)  Payment must be made within sixty days following the later of:

          (i)    the Year-End Adjustment Date coincident with or next

                 following his Normal Retirement Age, or

          (ii)   the close of the Plan Year in which he shall retire or

                 otherwise terminate Service.

          In the event that, within the applicable sixty-day period, the amount of payment cannot be determined or the recipient thereof cannot be located after a reasonable effort has been made to locate him, payments retroactive to the close of such sixty-day period shall be made within sixty days after the amount has been determined or the recipient has been located, whichever shall be applicable.

     (b)  Notwithstanding any provision of this Plan to the contrary,

          distribution of the Accounts of a Participant shall commence no later than the first day of April following the earlier of:

          (i)    the calendar year in which the Participant attains age

                 70 1/2, or

          (ii)   the calendar year in which the Participant retires.

     (c)  Distributions from the Plan shall be in cash or in kind, or partly in cash and partly in kind, as determined by the Committee in its discretion.

     (d)  All amounts payable to a Participant shall be subject to the rights afforded to an "alternate payee" under a "qualified domestic relations order" as those terms are defined in Section 414(p) of the Code.


3.6  Death

     As of the Adjustment Date coincident with or next following the death while in Service of a Participant or the death of a terminated or Retired

     Participant who has a vested balance in any of his Accounts at the time of his death, his Beneficiary (subject to the provisions of Section 10) shall receive such balance in a lump sum.


3.7  Continued Share in Profits or Losses of Trust Fund

     If all or any part of the balances in the Accounts of any individual is being held in the Trust for future payment to him, his Accounts under the

     Plan shall continue to be adjusted as provided in Sections 5.3.


3.8  Loans

     Upon the written application of any Participant who is in Service on or after July 1, 1995, the Committee in accordance with its uniform,

     nondiscriminatory policy may direct the Trustee to permit the Participant to borrow from the Trust, subject to the following provisions:

     (a)    The Participant shall borrow from the amounts in his Accounts. The loan principal will be funded from his Accounts in the following order. First, from the Participant's Rollover Account; second, from the Nondeductible Contribution Account; third, from the Employer

            Matching Contribution Account; and fourth, from the Salary Reduction

            Contribution Account. Within each Account, borrowings shall be allocated proportionately among the elected Investment Funds.  Loan repayments shall be allocated back to the Participant's Accounts in reverse order to which the loan principal is withdrawn. The minimum principal amount of
            any loan to a Participant shall be $500. The maximum principal amount of any loan made to the Participant, when added to the then unpaid balance on all loans previously made to the Participant,

            shall not exceed the following applicable limitation:

            (i)     $50,000, if the vested balance in the Accounts of the

                    Participant shall be $100,000 or more reduced by the highest outstanding loan balance of the Participant within the 12

                    months preceding the date of the loan; or

            (ii)    One-half of the vested balance in the Accounts of the

                    Participant, if the vested balance in the Accounts of the

                    Participant shall be less than $100,000.

            If a Participant shall have a vested accrued benefit in more than one tax-qualified retirement plan of the Employer, the limitation in

            (i) or (ii) shall be applied both with respect to this Plan only and with respect to all such plans in the aggregate. In applying the limitations with respect to this Plan, only loans to the Participant under this Plan and the vested balance in his Accounts under this

            Plan shall be taken into account. In applying the limitations with respect to all such plans in the aggregate, all loans to the

            Participant under all such plans and the sum of the vested balance in his Accounts and his vested accrued benefits under all such plans shall be taken into account.

     (b)    All loans shall be allocated to the Accounts of the borrowing

            Participant and shall be repayable by their terms within five years from the date made, except that the obligation to repay shall not exceed twenty years with respect to a loan made to a Participant for the purpose of acquiring, or constructing any dwelling unit

            (including a house, apartment, condominium or a mobile home not used on a transient basis) which is used or will be used within a reasonable time (determined at the time the loan is made) as the primary residence of the Participant. A Participant may have two loans outstanding at any time but only one may be a general purpose five-year loan and the other must be a loan for the purchase or construction of a principal residence.

     (c)    An application for a loan shall be made in writing to the Committee on a form provided by the Committee. Each Participant making an application for a loan shall receive from the Trustee a statement of the terms of each loan transaction. This statement shall include the amount financed and the annual interest rate.

     (d)    Each loan shall be secured by the pledge of the amounts in the borrowing Participants Accounts. After July 1, 1995, no other security shall be accepted or requested by the Committee as security for the loan.

     (e)    Each loan shall be evidenced by a negotiable promissory note (the

            "note") in form acceptable to the Trustee, payable to the order of the Trustee, bearing interest at the prime rate as determined by the

            Committee as of the first day of the month in which the loan is initiated and, except as provided in Section 3.8(b), payable in full not more than five years from the date thereof. The borrowing

            Participant shall execute any additional documents as shall be deemed necessary or advisable by the Committee to consummate the loan and to provide reasonable safeguards. The principal amount of each loan to a Participant shall be an investment allocated solely to the appropriate Accounts of the borrowing Participant and the note and all interest paid thereon shall be allocated to the

            Accounts of the borrowing Participant as provided in Sections 5.3 and 5.4. The Employer shall establish a procedure for withholding at appropriate intervals from the borrowing Participant's regular payroll checks amounts necessary to satisfy the borrowing

            Participant's repayment obligations under the note. All amounts so withheld shall be transferred immediately to the Trustee.

     (f)    The occurrence of any one or more of the following events of default shall constitute a default by the borrowing Participant under the terms of the loan, whereupon the unpaid balance of the note,

            together with accrued interest, will immediately become due and payable without presentment, demand, protest, or notice of any kind.

            Events of default include: (i) failure to make any payment when due,

            whether by acceleration or otherwise; (ii) bankruptcy or insolvency of the borrowing Participant; (iii) death, retirement or termination of Service of the
            borrowing Participant; or (iv) a hardship withdrawal as provided in

            Section 3.9. Effective July 1, 1995, (iv) above shall no longer constitute a default.

     (g)    If an event of default shall occur with respect to a borrowing

            Participant, the entire unpaid principal amount of the note, plus accrued and unpaid interest, shall immediately become due and payable. Unless such unpaid principal and interest are paid within

            90 days following such default, such unpaid principal and interest shall be charged against the defaulting Participant's Accounts as a payment therefrom as provided in Section 5.3. The Participant shall remain liable for any deficiency. No distribution to which such

            Participant or the Beneficiary of such Participant is entitled under the Plan shall be made to such Participant or to his Beneficiary unless and until all unpaid loans, including interest thereon, have been satisfied.



3.9  Pretermination Distributions

     (a)    Hardship withdrawals

           (i)      A Participant may, at any time prior to his termination of

                    Service, make application to the Committee to withdraw in a lump sum all or a portion of the balance (determined as of the Adjustment Date coincident with or immediately preceding the date a withdrawal request is made) of his Salary

                    Reduction Contribution Account by reason of the immediate

                    and heavy financial needs of the Participant. A withdrawal on account of immediate and heavy financial needs shall not exceed the amount required to meet the immediate financial need created by the hardship and not otherwise reasonably

                    available from other resources of the Participant. For

                    purposes of this Section 3.9(a), "immediate and heavy

                    financial needs" shall be limited to those financial needs arising on account of the illness or accident of a

                    Participant or a member of his immediate family. Immediate and heavy financial needs shall not include those expenses which are reasonably anticipated to be covered by insurance.

                    The determination of whether a heavy financial need

                    constitutes an immediate and heavy financial need within the scope of this Section 3.9(a) and the pertinent sections of the Code
                    shall be made by the Committee in its sole and exclusive

                    discretion, and its decision to grant or deny a withdrawal on account of financial hardship shall be final. The

                    Committee shall apply uniform and nondiscriminatory

                    standards in making its decision. Effective July 1, 1995,

                    "immediate and heavy financial need" shall also include

                    purchase of a Participant's principal residence, payment of post-secondary tuition for the Participant, Participant's

                    spouse, children or dependents for a 12-month period, or

                    prevention of eviction or foreclosure on the mortgage of the

                    Participant's principal residence. The Participant's

                    representation that one of these events has occurred and

                    cannot be relieved by other sources specified in the section

                    401(k) regulations shall constitute acceptable evidence of hardship without further investigation by the Committee.

            (ii)    The Participant's request for a withdrawal on account of

                    financial hardship must be made in writing. The request must specify the nature of the financial hardship, the total

                    amount to be withdrawn from his Salary Reduction

                    Contribution Account, and that the financial needs cannot be satisfied from other resources including non-taxable plan

                    loans.

            (iii)   If a withdrawal under this Section 3.9(a) is approved, such withdrawal shall be made as of the next following Adjustment

                    Date. The processing of the request shall be completed as

                    soon as practicable from the dated on which the Trustee

                    receives the properly completed written request for a

                    withdrawal on account of financial hardship. If a

                    Participant's termination of Service occurs after a request is approved in accordance with this Section 3.9(a) but prior to distribution of the full amount approved, the approval of his request shall be automatically void and the benefits he is entitled to receive under the Plan shall be distributed in accordance with the applicable distribution provisions of the Plan. Only one withdrawal shall be made within any Plan

                    Year. Effective July 1, 1995, the limitation to one

                    withdrawal per Plan Year is eliminated.

            (iv)    The Committee may from time to time adopt additional

                    policies or rules governing the manner in which such

                    withdrawals may be made so that the Plan may be conveniently administered.

             (v)    In the event that a Participant should make a withdrawal

                    pursuant to this  Section 3.9(a), Salary Reduction

                    Contributions and Nondeductible Voluntary Contribution on

                    his behalf shall be suspended for 12 months following the

                    date as of which such hardship withdrawal is made. Any

                    election to resume Salary Reduction Contributions and

                    Nondeductible Voluntary Contributions must be made in

                    writing as provided in Section 2.1. Amounts withdrawn

                    pursuant to this Section 3.9(a) shall not be returned to the

                    Plan.

     (b)    Distributions after age 59 1/2: A Participant who has attained the age of 59 1/2 may elect, by written request to the Committee, to withdraw from his Salary Reduction Contribution account an amount not in excess of the adjusted balance thereof, determined as of the

            Adjustment Date coinciding with or next preceding the date of such withdrawal. No withdrawal made under this Section 3.9(b) shall be for an amount which is less than the lesser of: (i) $500, or (ii)

            the adjusted balance in the Participant's Salary Reduction

            Contribution Account. Effective July 1, 1995, the $500 minimum distribution is eliminated.

                               Section 4 - Vesting
                               -------------------


4.1  Salary Reduction Contribution Accounts, Nondeductible Voluntary Employee

     Contribution Accounts, and Rollover Contribution Accounts A Participant

     shall be fully vested in each of these Accounts at all times.



4.2  Employer Matching Contribution Accounts

     A Participant shall be fully vested in his Employer Matching Contribution

     Account upon the completion of a period of three years of service. If a

     Participant should incur a severance from service prior to the completion of three years of service, such contribution account shall be forfeited and used to reduce future Employer Matching Contributions.



4.3  Restoration of Employer Matching Contribution Accounts

     A Participant who receives a distribution upon separation from service and who forfeits all or a portion of his Employer Matching Contribution Account shall have the balance in his Employer Matching Contribution Account restored if:

     (a)    the Participant is rehired before incurring a period of severance equal to or greater than five years, and

     (b)    the Participant repays to the Plan the amount of his distribution from his Salary. Reduction Contribution Account, with 5% interest compounded annually, within 12 months of reemployment.

                     Section 5 - Accounts; Investment Funds,

                      Adjustment of Accounts of Participants
                      --------------------------------------



5.1    Accounts

The Committee shall maintain with respect to each Participant the following

Accounts: (a) his Salary Reduction Contribution Account, (b) his Employer

Matching Contribution Account, (c) his Nondeductible Contribution Account, (d)

his Direct Transfer Account, and (e) his Rollover Account.



5.2  Investment Funds

     (a)    All assets of the Trust shall be held in the investment funds selected by the Committee and Trustees, among the following types of

            Investment Funds. The Committee and Trustees may add or eliminate from time to time one or more investment funds. Such Funds shall be referred to herein singularly as an "Investment Fund" and

            collectively as "Investment Funds." Within each Investment Fund separate records shall be kept with respect to amounts therein allocated to the respective Accounts of the Participants, but all assets of each Investment Fund may be, commingled for investment purposes. Pending the selection and purchase of suitable investments or reinvestment, or the payment of expenses or other anticipated distributions, any portion of an Investment Fund may be retained in cash without liability for payment of interest or may be invested in short-term, interest-bearing securities, whether or not such investment would otherwise be appropriate for the particular

            Investment Fund.

     (b)    Direction of Investment; Separate Subsidiary Accounts: Any

            individual having a balance to his credit in any of the Accounts under the Plan is empowered, acting through the Committee, to direct the Trustee as to the investment or reinvestment of such amounts among the Investment Funds described in Section 5.2(a). The

            Committee shall cause separate subsidiary accounts to be kept for each individual for the accounts referred to in Section 5.1.

            References herein to the "Fund

            Accounts" of a Participant shall mean all of the subsidiary accounts with respect to the Investment Funds.

     (c)    Allocation to Investment Funds: The amount of any Salary Reduction

            Contributions, Employer Matching Contributions, Nondeductible

            Voluntary Contributions, Direct Transfer Contributions, and Rollover

            Contributions (the "Contributions") allocated to the Plan with respect to a Participant shall be credited to his appropriate Fund

            Account in accordance with the following rules:

            (i)     By application in writing to the Committee at least ten days prior to the 25th day of March, June, September or December

                    (prior to December 23, 1992) and the 23rd day of any month on or after December 23, 1992, each Participant shall be

                    entitled to designate, in increments of ten percent (twenty-

                    five percent prior to December 31, 1992) the percentage of

                    Contributions made following the next preceding Adjustment

                    Date which shall be apportioned to each of his appropriate

                    Fund Accounts. In the event that amounts shall not be

                    transferrable to one of the Investment Funds as of any

                    Adjustment Date, amounts to be transferred to such

                    Investment Fund pursuant to a designation under this

                    paragraph (a) shall be held in the Short Term Savings Fund until such amounts may be so transferred, at which time the contributions and earnings with respect thereto, shall be so transferred.

            (ii)    A designation made by the Participant under paragraph (i)

                    above shall remain in effect as of each succeeding

                    Adjustment Date, unless the Participant shall file a timely election providing for a different designation with respect to any Adjustment Date.

            (iii)   If for any reason a Participant shall not have made an

                    effective designation with respect to any Contribution

                    allocable to him as of any Adjustment Date such Contribution shall be credited to his appropriate Fund Account and

                    invested in the Short Term Savings Fund.

            (iv)    Effective July 1, 1995, fund allocations may be designated in one percent increments and may be made at any time.

     (d)    Reallocation among Investment Funds: Each individual having an amount credited to one or more Fund Accounts shall be entitled to cause all or a portion of such amount to be transferred to another appropriate Fund Account at the same time and in the same manner specified in (c) above.

     (e)    Notification of Trustee: The Committee shall notify the Trustee of all applications made in accordance with Sections 5.2(c) and 5.2(d)

            as required by the Trustee.



5.3  Adjustments to Accounts

With respect to each individual with one or more Accounts under the Plan, the amount in each of his separate Fund Accounts as of each Adjustment Date,

ascertained with respect to each under this Section 5.3 and herein called the

"basic credit" shall be adjusted as of each succeeding Adjustment Date by the following credits and debits, in the order stated (references in this Section

5.3 to the "Investment Fund" shall mean the Investment Fund in which each such

Fund Account is invested):

     (a)    With respect to each separate Fund Account, there shall be debited the total amount of any distributions from each such account since the last preceding Adjustment Date to him or for his benefit. With respect to an individual receiving a distribution from one or more of his separate Fund Accounts, the portion of such distribution with respect to each account allocated to each Investment Fund shall be determined by multiplying the amount of such distribution with respect to such account by a fraction, the numerator of which is the amount of the portion of such account in the Investment Fund following adjustment as of the next preceding Adjustment Date, and the denominator of which is the total amount in such account following adjustment as of such Adjustment Date.

     (b)    With respect to each separate Fund Account, there shall be credited or debited that portion of the net income or net loss of the

            Investment Fund since the next preceding Adjustment Date which his basic credit as of such preceding Adjustment Date, further adjusted as provided in Section 5.3(a), bears to the total of the basic credits of all such individuals as of such preceding Adjustment Date so adjusted. Such net income or net loss shall be ascertained by the trustee and shall mean the profits and income actually realized and received, less the losses and expenses
            actually incurred and paid, plus any net increase or minus any net decrease in the fair market value of the assets of the Investment

            Fund not actually realized and received or incurred and paid. In ascertaining such value, the expense of liquidation shall not be taken into account. "Basic credit as of the next preceding

            Adjustment Date" shall be such credit after the adjustments under this Section 5.3 shall have been made.

     (c)    With respect to each separate Fund Account, there shall be credited that portion of the appropriate Contribution to be allotted to such account as provided in Section 5.2.



5.4  Loan Accounts

     Notwithstanding the foregoing provisions of this Section 5, the portion of any Account of a Participant evidenced by a note described in Section

     3.8(e) shall be held in a special Loan Account in behalf of the

     Participant. The Loan Account shall be a part of the specific Account of the participant, and there shall be credited to the Loan Account any payments of principal or interest made with respect to said note, which payments shall be invested by the Trustee in the Short Term Savings Fund pending the next preceding Adjustment Date. As of the close of business on each Adjustment Date, any cash balances in the Loan Account shall be debited to the Loan Account and shall be allocated to the Investment Fund or Funds with respect to the Participant as specified in Section 3.8(a).

                     Section 6 - Administration by Committee
                     ---------------------------------------

6.1   The Committee shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions, except to the extent all or any of such obligations are specifically imposed on the

      Trustee or the Board. The Committee shall constitute the Plan

      Administrator and the Chairman of the Committee shall be agent for service of legal process on the Plan.


6.2   The members of the Committee shall elect a Chairman and may elect an acting Chairman. They shall also elect a Secretary and may elect an acting

      Secretary, either of whom may be but need not be a member of the

      Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee shall determine, and may authorize one or more of its members or any agent to execute or deliver any instruments or to make any payment in behalf of the Committee.


6.3   The Committee shall hold such meetings upon such notice, at such places and at such intervals as it may from time to time determine. Notice of meetings shall not be required if notice is waived in writing by all the members of the Committee at the time in office, or if all such members are present at the meeting.


6.4   A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present at any such meeting and entitled to vote.

      Resolutions may be adopted or other action taken without a meeting upon written consent thereto signed by all of the members of the Committee.


6.5   The Committee shall maintain full and complete records of its deliberations and decisions. The minutes of its proceedings shall be conclusive proof of the facts of the operation of the Plan. The records of the Committee shall contain all relevant data pertaining to individual

      Participants and their rights under the Plan and in the Trust Fund.

6.6   Subject to the limitations of the Plan and of ERISA the Committee may from time to time establish rules or by-laws for the administration of the Plan and the transaction of its business.


6.7   No individual member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or to any of his rights or benefits under the Plan (except that such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting).


6.8   The Committee may correct errors and, so far as practicable, may adjust any benefit or credit or payment accordingly. The Committee may in its discretion waive any notice requirements in the Plan; provided that a waiver of a requirement to notify the Trustee shall be made only with the consent of the Trustee. A waiver of notice in one or more cases shall not be deemed to constitute a waiver of notice in any other case. With respect to any power or authority which the Committee has discretion to exercise under the Plan, such discretion shall be exercised in a nondiscriminatory manner.


6.9   Subject to the claims procedure set forth in Section 13, the Committee shall have the duty and authority to interpret and construe the provisions of the Plan and to decide any dispute which may arise regarding the rights of Participants hereunder, which determinations shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons.


6.10  The Committee may engage an attorney, accountant or any other technical advisor on matters regarding the operation of the Plan and to perform such other duties as shall be required in connection therewith, and may employ such clerical and related personnel as the Committee shall deem requisite or desirable in carrying out the provisions of the Plan. The Committee shall from time to time, but no less frequently than annually, review the financial condition of the Plan and determine the financial and liquidity needs of the Plan as
      required by ERISA. The Committee shall communicate such needs to the

      Employer and to the Trustee so that the funding policy and investment policy may be appropriately coordinated to meet such needs.


6.11  No fee or compensation shall be paid to any member of the Committee for his service as such.


6.12  The Committee shall be entitled to reimbursement out of the Trust Fund for its reasonable expenses properly and actually incurred in the performance of its duties in the administration of the Plan; provided, that the BDM

      International, Inc. may, in the discretion of the Board, pay such expenses.


6.13  To the maximum extent permitted by ERISA, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf as a member of the Committee nor for any mistake of judgment made in good faith, and BDM International, Inc. shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums for which are paid from BDM

      International, Inc. own assets), each member of the Committee and each other officer, employee, or director of BDM International, Inc. to whom any duty or power relating to the administration or interpretation of the

      Plan may be delegated or allocated, against any unreimbursed or uninsured cost or expense (including any sum paid in settlement of a claim with the prior written approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud, bad faith, willful misconduct or gross negligence.

              Section 7 - Management of Funds and Amendment of Plan
              -----------------------------------------------------


7.1   All assets of the Plan shall be held in a Trust forming part of the Plan,

      which shall be administered as a Trust Fund to provide for the payment to the Participants or their successors in interest, out of the income and principal of the Trust, of benefits as provided in the Plan. All fiduciaries (as defined in ERISA) with respect to the Plan shall discharge their duties as such solely in the interest of the Participants and their successors in interest, and (1) for the exclusive purposes of providing benefits to Participants and their successors in interest and defraying reasonable expenses of administering the Plan, including the trust which is a part of the Plan, (2) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, and (3) in accordance with the Plan and Trust Agreement, except to the extent such documents may be inconsistent with the then applicable federal laws relating to fiduciary, responsibility. The Trust Fund shall be used for the exclusive benefit of the Participants and beneficiaries and to pay administrative expenses of the Plan and Trust to the extent not paid by BDM

      International, Inc., and no portion of the Trust Fund shall ever revert to or inure to the benefit of the Employer (except as otherwise provided in

      Sections 2 and 7.1(a). Notwithstanding the foregoing provisions of this

      Section 7.1, the following special provisions shall apply:

      (a)   Notwithstanding any other provisions of the Plan, if the Employer shall (i) make a contribution to the Plan by a mistake of fact, or

            (ii) make a contribution to the Plan conditioned upon its

            deductibility under Section 404 of the Code and such contribution shall be determined to be nondeductible, or (iii) make a

            contribution to the Plan conditional upon the initial qualification of the Plan under Section 401(a) of the Code and the qualified status of the Plan with respect to the Plan Year for which such contribution is made shall be denied, then in any such event such contribution shall be returned to the Employer without interest or other increment as soon as practicable, but in no event later than one year after said mistaken payment or after it shall be finally determined that the contribution is not deductible or after final determination of denial of qualified status of the Plan,

            whichever shall be applicable. The amount to be so returned shall reflect Trust net losses, if any, following said contribution, and shall be limited to the extent necessary to avoid a reduction of the balance of the Salary Reduction Contribution Account of any participant below what his balance would have been if such contribution (to the extent made by mistake or determined to be nondeductible or made with respect to a year for which the Plan is disqualified) had not been made.

      (b)   The Board, acting in behalf of the Employer, shall have the right at any time and from time to time to amend or terminate the Plan and the Trust Agreement entered into under the Plan; provided, that no such amendment which shall alter the duties, responsibilities or liabilities of the Trustee shall be made unless the Trustee shall consent thereto in writing. See Section 11 for provisions regarding termination of the Plan. No amendment to the Plan shall decrease the balance of the Accounts of a Participant as of the date of such amendment or eliminate an optional form of distribution.


7.2   The Employer and the Trustee shall enter into an appropriate Trust

      Agreement for the administration of the Trust under the Plan. Such agreement shall contain such powers and reservations as to investment,

      reinvestment. control and disbursement of the funds of the Trust, and such other provisions not inconsistent with the provisions of this Plan and its nature and purposes as shall be agreed upon and set forth therein. Said agreement shall provide that the Board may remove the Trustee at any time upon reasonable notice, that the Trustee may resign at any time upon reasonable notice, and that upon such removal or resignation of the

      Trustee, the Board may designate one or more successor Trustees.


7.3   All requests, directions, requisitions and instructions of the Committee to the Trustee shall be in writing and signed by such person or persons as shall be designated by the Committee.

       Section 8 - Allocation of Responsibilities Among Named Fiduciaries
       ------------------------------------------------------------------


8.1   The named fiduciaries with respect to the Plan and the fiduciary duties and other responsibilities allocated to each are as follows:

      (a)   Board

            (i)     To amend the Plan;

            (ii)    To appoint and remove the Trustee under the Plan; and

            (iii)   To terminate the Plan.

      (b)   Committee

            (i)     To interpret the provisions of the Plan and to determine the rights of participants under the Plan, except to the extent otherwise provided in Section 13 relating to claims

                    procedure;

            (ii)    To administer the Plan in accordance with its terms, except to the extent powers to administer the Plan are specifically delegated to another named fiduciary or other person or

                    persons as provided in the Plan;

            (iii)   To account for the balances in the Accounts of Participants;

            (iv)    To direct the Trustee in the distribution of Trust assets;

            (v)     To file such reports as may be required with the United

                    States Department of Labor, the Internal Revenue Service and

                    any other government agencies to which reports may be

                    required to be submitted from time to time; and

            (vi)    To comply with requirements of law for disclosure of Plan

                    provisions and other information relating to the Plan to

                    Participants and other interested parties; and

            (vii)   To administer the claims procedure to the extent provided in

                    Section 13.

      (c)   Trustee

            (i)     To invest and reinvest Trust assets subject to directions of the investment manager; if any;

            (ii)    To perform such administrative duties as the Trustee and the

                    Committee shall agree upon from time to time; and

            (iii)   Except to the extent otherwise provided in Section 8.1 (e):

                    (A)  To make distributions to Participants as directed by

                         the Committee;

                    (B)  To render annual accounting to the Employer as provided in the Plan; and

                    (C)  Otherwise to hold, administer and control the assets of the Trust as provided in the Plan and Trust Agreement.

      (d)   Investment Manager: In the event the Trustee shall appoint an investment manager to manage (including the power to acquire and dispose of) assets of the Trust under the Plan, as provided in

            Section 2.4 of the Trust Agreement, the duties of the investment manager shall be to manage, acquire and dispose of assets of the

            Trust, or to direct the Trustee in the management, acquisition and disposition of assets of the Trust.

      (e)   Custodian: In the event the Trustee shall appoint a custodian to hold and manage the assets of the Trust under the Plan, as provided in Section 2.5 of the Trust Agreement, then notwithstanding the foregoing provisions of this Section 8.1 or any other provisions of the Plan and Trust Agreement, the duties of the custodian shall be to receive, hold, sell, exchange and otherwise deal with the assets of the Trust, as instructed by the Trustee (or as instructed by the investment manager, if any, to the extent of the authority of the investment manager), to make distributions to participants as directed by the Committee and to render accounting to the Trustee as provided in Section 3 of the Trust Agreement.



8.2   Except as otherwise provided in ERISA, a named fiduciary shall not be responsible or liable for any act or omission of another named fiduciary and respect to fiduciary responsibilities allocated to such other named fiduciaries, and a named fiduciary of the Plan shall be responsible and liable only for its own acts or mission with respect to fiduciary duties specifically allocated to it and designated as its responsibility.

            Section 9 - Benefits Not Assignable; Facility of Payments
            ---------------------------------------------------------


9.1   No portion of any benefit held or paid under the Plan with respect to any

      Participant shall be subject in any manner to anticipation, alienation,

      sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienage, sell, transfer, assign, pledge, encumber or charge the same shall be void, nor shall any portion of such benefit be in any manner payable to any assignee, receiver or any one Trustee, or be liable for his debts, contracts, liabilities, engagements or torts, or be subject to any legal process to levy upon or attach; provided, that this

      Section 9.1 shall not apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a qualified domestic relations order, as defined in Section 414(p) of the

      Code, or any domestic relations order entered before January 1, 1985.


9.2   If any individual entitled to receive a payment under the Plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him. Payment to such person or institution shall be in full satisfaction of all claims by or through the Participant to the extent of the amount thereof.

                            Section 10 - Beneficiary
                            ------------------------


The Participant's Beneficiary shall be his surviving spouse, if any; provided,

that if he leaves no surviving spouse, or if he files a qualified election with the Committee, the Participants Beneficiary (which may include more than one person, natural or otherwise, and one or more secondary or contingent beneficiaries) shall be the Beneficiary designated in the Beneficiary designation form provided by the Committee. For purposes of this Section 10,

"qualified election" shall mean a written Beneficiary designation of the

Participant to which his surviving spouse files a written consent and acknowledgment of the effect of such consent. Such consent and acknowledgement shall be ineffective unless witnessed by a notary public. The consent of the spouse shall not be required if it is established to the satisfaction of the

Committee that such consent cannot be obtained because there is no spouse or the spouse cannot be located. The qualified election of a Participant may be revoked at any time by action of the Participant, in which event the surviving spouse,

if any, shall be the Beneficiary. Any other change in Beneficiary shall be made only by the filing of a revised qualified election. For this purpose, the

Participant's spouse or surviving spouse shall mean the legally married spouse or surviving spouse of the Participant; provided, that a former spouse shall be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

If the Participant's Beneficiary (other than his surviving spouse) dies prior to asserting a written claim for any death benefit payable from the Trust under the

Plan, or if such participant fails to designate a Beneficiary (other than his surviving spouse), then and in any of such events, such benefit shall be payable to his estate. If a Beneficiary is receiving or is entitled to receive payments from the Trust Fund and dies before receiving all of the payments due him, any remaining payments shall be made to the contingent Beneficiary, if any, named pursuant to a qualified election. If there is no contingent Beneficiary, the balance shall be paid to the estate of the Beneficiary as of the adjustment date coincident with or next following the date of his death. Any Beneficiary may disclaim all or any part of any benefit to which such Beneficiary shall be entitled hereunder by filing a written disclaimer with the Committee at least ten days before payment of such benefit is to be made. Such a disclaimer shall be made in form satisfactory to the Committee, and shall be irrevocable when filed. Any benefit disclaimed shall be payable from the Plan in the same manner as if the Beneficiary who filed the disclaimer had died on the date of such filing.

                  Section 11 - Termination of Plan and Trust;

                                Removal of Trust

                         Merger or Consolidation of Plan
                       ------------------------------------


11.1  Complete Termination

      In the event of termination of the Plan, all Employer contributions shall cease and no additional Participants shall enter the Plan. The assets under the Plan shall be held in the Plan for distribution in accordance with the provisions of Section 3; provided, that the Committee may in its discretion provide for a liquidation of the Trust and distributions to the

      Participants of their Accounts in cash, in kind, in the form of nontransferable annuity contracts, or in any combination thereof. To the extent not otherwise vested, all Participants shall become 100% vested in their accounts.



11.2  Partial Termination

      In the event of a partial termination of the Plan, the provisions of

      Section 11.1 regarding a complete termination shall apply in determining interests and rights of the Participants and their Beneficiaries with respect to whom the partial termination shall occur, and shall apply to the portion of the Trust Fund allocable to such Participants and

      Beneficiaries.



11.3  Merger and Consolidation

      In the event of any merger or consolidation of the Plan with any other

      Plan, or a transfer of assets or liabilities of the Plan to any other

      Plan (which merged, consolidated or transferee Plan shall be referred to in this Section 11.3 as the "successor Plan"), the amount which each

      Participant would receive if the successor Plan (and this Plan, if he has any interest remaining therein) were terminated immediately after the merger, consolidation or transfer shall be equal to or greater than the amount he would have received if this Plan (and the successor plan,

      if he had any interest therein immediately prior to the merger,

      consolidation or transfer) had been terminated immediately preceding the merger, consolidation or transfer.

                   Section 12 - Communication to Participants
                   ------------------------------------------

In accordance with the requirements of ERISA, the Employer shall communicate the principal terms of the Plan to the Participants. The Employer shall make available for inspection by Participants and their Beneficiaries during reasonable hours, at the principal office of the Employer and at such other places as may be required by ERISA, a copy of the Plan and of the Trust

Agreement and of such other documents as may be required by ERISA.

                          Section 13 - Claims Procedure
                          -----------------------------


The following claims procedure shall apply with respect to the Plan:

13.1  Filing of a Claim for Benefits

      If a Participant or Beneficiary (the "claimant") believes that he is entitled to benefits under the Plan which are not being paid to him or which are not being accrued for his benefit, he shall file a written claim with the Committee. In the event that a member of the Committee shall be a claimant, he shall not be entitled to act as such with respect to his claim.


13.2  Notification to Claimant of Decision

      Within 90 days after receipt of a claim by the Committee (or within 180 days if special circumstances require an extension of time), the Committee shall notify the claimant of his decision with regard to the claim. In the event of such special circumstances requiring an extension of time, there shall be furnished to the claimant prior to expiration of the initial 90-

      day period written notice of the extension, which notice shall set forth the special circumstances and the date by which the decision shall be furnished. If such claim shall be wholly or partially denied, notice thereof shall be in writing and worded in a manner calculated to be understood by the claimant, and shall set forth:

      (a)   the specific reason or reasons for the denial;

      (b)   specific reference to pertinent provisions of the Plan on which the denial is based;

      (c)   a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

      (d)   an explanation of the procedure for review of the denial.

      If the Committee fails to notify the claimant of the decision in a timely manner, the claim shall be deemed denied as of the close of the initial

      90-day period (or the close of the extension period, if applicable).

13.3  Procedure for Review

      Within 60 days following receipt by the claimant of notice denying his claim, in whole or in part, or, if such notice shall not be given, within

      60 days following the latest date on which such notice could have been timely given, the claimant shall appeal denial of the claim by filing a written application for review with the Board. Following such request for review, the Board shall fully and fairly review the decision denying the claim. Prior to the decision of the Board, the claimant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing.


13.4  Decision on Review

      The decision on review of a claim denied in whole or in part by the

      Committee shall be made in the following manner:

      (a)   Within 60 days following receipt by the Board of the request for review (or within 120 days if special circumstances require an extension of time), the Board shall notify the claimant in writing of its decision with regard to the claim. In the event of such special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished in a timely manner, the claim shall be deemed denied as of the close of the initial 60-day period (or the close of the extension period, if applicable).

      (b)   With respect to a claim that is denied in whole or in part, the decision on review shall set forth specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall cite specific references to the pertinent

            Plan provisions on which the decision is based.

      (c)   The decision of the Board shall be final and conclusive.

13.5  Action by Authorized Representative of Claimant

      All actions set forth in this Section 13 to be taken by the claimant may likewise be taken by a representative of the claimant duly authorized by him to act in his behalf on such matters. The Committee and the Board may require such evidence as either may reasonably deem necessary or advisable of the authority to act of any such representative.

                        Section 14 - Parties to the Plan
                        --------------------------------


As of the Effective Date of the Plan, each of the following named corporations in addition to BDM International, Inc. is a party to the Plan and Trust

Agreement:



                         BDM Federal, Inc.

                         BDM Management Services Company

                         BDM Services Company

                         ZAPEX Corporation



Any other corporation which desires to do so (and which is an entity described in Section 1.14(a)) may become a party to the Plan provided a written agreement to that effect is made among such corporation, BDM International, Inc. and the

Trustee. As used in the Plan and in the Trust Agreement, except as otherwise specifically set forth herein, the term "Employer" shall mean collectively all such parties to the Plan. The Plan and Trust Agreement shall be applied as a single plan and trust agreement with respect to all parties in all respects as if there were only one employer-party, and Service for purposes of the Plan shall be interchangeable among employer-parties to the Plan and shall not be deemed to be interrupted by the transfer at any time of any Employee from the

Service or one employer-party to the service of another employer-party.

Notwithstanding the foregoing, the Board of BDM International, Inc. shall have the power to amend or terminate the Plan and Trust Agreement as applied to each party, or to delegate such power.

                   Section 15 - Special Top-Heavy Provisions
                   ------------------------------------------


The following special provisions shall apply with respect to any Plan Year in which the Plan is determined to be top-heavy (as described in Section 15.2):


15.1  Definitions

      The following definitions shall apply for purposes of this Section 15 unless a different meaning is plainly required by the context.

      (a)   "Aggregate account" means, with respect to each Participant, the balance in his Accounts as of the Valuation Date (defined in Section

            15.1(l) corresponding to the Determination Date (defined in Section

            15.1(e), following adjustment of such accounts as provided in

            Section 5, subject to the following special provisions:

            (i)     An adjustment shall be made for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions made after the Valuation Date but on or before the Determination Date, except for the first Plan

                    Year when such adjustment shall also reflect the amount of any contribution made after the Determination Date that are allocated as of a date in that first Plan Year.

            (ii)    The amount of any distributions made from the Plan to the

                    Participant within the Plan Year that includes the

                    Determination Date or within the four preceding Plan Years shall be included for purposes of determining the

                    Participant's Aggregate Account, except to the extent such distributions are already included in the Participant's

                    Aggregate Account. The aggregate amount of distributions

                    made during the five-year period ending on the Determination

                    Date with respect to a Participant in a terminated plan

                    which, if it had not been terminated, would have been

                    required to be included in an Aggregation Group will be

                    included in accordance with the provisions of Section

                    416(g)(3) of the Code for purposes of determining the

                    Participant's Aggregate Account. Further, distribution from the Plan (including the cash value of life insurance

                    policies) of a Participant's Account Balance because of death shall be treated as a distribution for purposes of this subparagraph (ii). See Section 15.1(i).

            (iii)   Transfers in the form of rollovers or direct plan-to-plan

                    transfers (herein "transfers") initiated by the Participant and made from this Plan to a plan maintained by an unrelated employer ("unrelated transfers") shall be deemed to be

                    distributions from this Plan for purposes of determining a

                    Participants Aggregate Account. Unrelated transfers to this

                    Plan shall not be considered part of the Participants

                    Aggregate Account. Transfers which either are not initiated by the Participant or are made to another plan maintained by the Employer or a related employer ("related transfers")

                    shall not be considered distributions for the purpose of

                    determining a Participant's Aggregate Account. Related

                    transfers to this Plan shall be considered part of the

                    Participants Aggregate Account, irrespective of the date on which such related transfer occurs. For purposes of this

                    subparagraph (iii), all Related Employers shall be

                    considered a single employer.

            (iv)    Amounts attributable to Employer contributions and amounts attributable to employee contributions, whether voluntary or mandatory, shall be included in determining a Participant's

                    Aggregate Account, provided that amounts attributable to

                    deductible employee contributions shall be excluded from a

                    Participant's Aggregate Account.

            (v)     Except as otherwise provided in subparagraph (i), the value of a Participant's Aggregate Account as of any Determination

                    Date shall be determined in accordance with the provisions of Section 5 as of the Valuation Date which corresponds to such Determination Date.

            (vi)    If this Plan shall be included in an Aggregation Group,

                    "Aggregate Account" shall mean the sum of the balances in

                    the Participant's accounts under all defined contribution

                    plans included in such Aggregation Group determined as of

                    the most recent Valuation Date within a twelve-month period ending on the Determination Date.

      (b)   "Aggregation Group" means either a Required Aggregation Group or a

            Permissive Aggregation Group as determined in this Section 15.1(b).

            (i)     Required Aggregation Group: The Required Aggregation Group

                    comprises all qualified plans (treating for this purpose any simplified employee pension Plan as a qualified defined

                    contribution plan) of the Employer and Related Employers

                    which include a Key Employee as a Participant, and all other qualified Plans of the Employer and Related Employers which enable any qualified Plan which includes a Key Employee to meet the requirements of Sections 401(a)(4) and 410 of the

                    Code. Each Plan in a required Aggregation Group will be

                    considered top-heavy if such group is a Top-Heavy Group. No

                    Plan in a required Aggregation Group will be considered top-

                    heavy if such group is not a Top-Heavy Group.

            (ii)    Permissive Aggregation Group: The Permissive Aggregation

                    Group comprises the required Aggregation Group plus any

                    other qualified Plan or Plans (treating for this purpose any simplified employee pension Plan as a qualified defined

                    contribution plan) maintained by the Employer or a Related

                    Employer which are not required to be included in a Required

                    Aggregation Group and which, when considered together with the Required Aggregation Group, would continue to satisfy

                    the requirements of Sections 401(a)(4) and 410 of the Code.

                    The Employer shall determine which Plan or Plans shall be

                    taken into account in determining the Permissive Aggregation

                    Group. In the case of a Permissive Aggregation Group which is a Top-Heavy Group, only a Plan that is part of the

                    required Aggregation Group will be considered top-heavy. No

                    Plan in the Permissive Aggregation Group will be considered top-heavy if the Permissive Aggregation Group is not a Top-

                    Heavy Group.

            (iii)   Special Rules: Only those Plans of the Employer and Related

                    Employers in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such Plans are top-heavy plans. An Aggregation Group shall include any terminated plan of the Employer
               and Related Employers if it was maintained within the last five years ending on the Determination Date.

     (c)  "Compensation" for purposes of this Section 15 shall be as defined in Section 2.3(d).

     (d)  "Cumulative Accrued Benefit" means the present value of a

          Participant's Accrued Benefit under a defined benefit pension plan (for an unaggregated plan) or the sum of the present values of a Participant's Accrued Benefits under all defined benefit plans included in an Aggregation Group (for aggregated plans).

          The Cumulative Accrued Benefit with respect to a Participant shall be determined with reference to the actuarial assumptions for the Plan as of the most recent Valuation Date (which must occur within the twelve-month period ending on the Determination

          Date), and as if the Participant voluntarily terminated service as of such Valuation Date. The Valuation Date must be the same

          Valuation Date used for computing Plan costs for minimum funding purposes, regardless of whether a valuation is performed that year.

     (e)  "Determination Date" with respect to a Plan Year means (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year, the last day of such Plan Year.

     (f)  "Key Employee" means any Employee or former Employee (or the

          Beneficiary of any such deceased employee) who, at any time during the Plan Year that includes the Determination Date or any of the preceding four Plan Years, is:

          (i)  An officer (within the meaning of Section 416 of the Code)

               of the Employer or a Related Employer having annual

               Compensation for the Plan Year greater than 150% of the

               amount in effect under Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends. For this

               purpose the number of officers cannot exceed the lesser of

               (A) or (B), where (A) is the greater of three Employees or

               10% of all Employees and (B) is fifty Employees;

          (ii) One of the ten Employees of the Employer or a Related

               Employer having annual Compensation for the Plan Year

               greater than the dollar limitation in
               effect under Section 415(c)(1)(A) of the Code for the

               calendar year in which such Plan year ends, and owning (or considered as owning within the meaning of Section 318 of

               the Code) during the Plan Year containing the Determination

               Date or any of the four preceding Plan Years both more than one-half percent interest and the largest interests in all employers (including the Employer) required to be aggregated under Sections 414(b), (c) and (m) of the Code (if two

               Employees have the same interest, the one with the greater compensation shall be treated as owning the larger interest);

         (iii) Any person who owns (or is considered as owning within the meaning or Section 318 of the Code) more than five percent of the outstanding stock or the Employer or a Related

               Employer or stock possessing more than five percent of the total combined voting power of alls stock of the Employer or

               Related Employer or in the case of an unincorporated

               business, any person who owns more than five percent of the capital or profits interest in such employer (in determining percentage ownership under this subparagraph (iii), any

               employers (including the Employer) that would otherwise be aggregated under Section 414(b), (c) and (m) of the Code

               shall be treated as separate employers); or

          (iv) Any person having annual Compensation from the Employer or a

               Related Employer for the Plan Year of more than $150,000 and who owns (or is considered as owning within the meaning of

               Section 318 of the Code) more than one percent of the

               outstanding stock of the Employer or a Related Employer or stock possessing more than one percent of the total combined voting power of all such stock, or in the case of an

               unincorporated business, any person who owns more than one percent of the capital or profits interest in such employer.

               In determining percentage ownership under this subparagraph

               (iv), employers (including the Employer) that would

               otherwise be aggregated under Section 414(B), (c) and (m)

               of the Code shall be treated as separate employers.

          In determining the amount of a person's Compensation for

          purposes of subparagraphs (i), (ii) and (iii), compensation from the Employer and all Related Employers (including all employers required to be aggregated under Section 414(b),

          (c) and (m) of the Code) shall be taken into account on an aggregate basis. For purposes of this Section 15.1(f),

          Section 318(a)(2)(C) of the Code shall be applied by

          substituting five percent for fifty percent.

     (g)  "Non-Key Employee" means any Employee or former Employee

          (including the Beneficiary of a deceased Non-Key Employee) who is not a Key Employee.

     (h)  "Related Employer" means any corporation which is a member of a controlled group of corporations (within the meaning of Section

          414(b) of the Code) which includes the Employer or any trades or businesses (whether or not incorporated) which are under common control (within the meaning of Section 414(c) of the Code) with the Employer, or a member of an affiliated service group (within the meaning of Section 414(m) or the Code) which includes the

          Employer.

     (i)  "Top-Heavy Group" means an Aggregation Group in which, as of the

          Determination Date, the sum of (i) the Cumulative Accrued

          Benefits of Key Employees under all defined benefit pension plans included in the group, and (ii) the Aggregate Accounts of Key

          Employees under all defined contribution plans included in the group, exceeds sixty percent of a similar sum determined for all

          Participants, excluding former Key Employees. A Top-Heavy Group will be a "Super Top-Heavy Group" if the group would be top-heavy if ninety percent were substituted for sixty percent in the preceding sentence. The Cumulative Accrued Benefits and the

          Aggregate Accounts of Participants in qualified Plans which are part of an Aggregation Group shall be increased by the aggregate distributions during the five-year period ending on the

          Determination Date with respect to Participants under a

          terminated Plan which, if it had not been terminated, would have been required to be included in the Aggregation Group. In

          determining whether the Aggregation Group is a Top-Heavy Group,

          the Cumulative Accrued Benefits and Aggregate Accounts of Key

          Employees and Non-Key Employees shall be determined separately for each Plan as of the individual Plan's Determination

          Date. The results for each Plan as of the Determination Dates that fall within the same calendar year are then totaled to determine whether the Aggregation Group is a Top-Heavy Group. The

          Aggregate Account and the Cumulative Accrued Benefit of a Participant

          or former Participant who has not performed any service for the

          Employer at any time during the five-year period ending on the

          Determination Date shall be disregarded.

     (j)  "Top-Heavy Plan Year" means a Plan Year in which the Plan is

          Top-Heavy.

     (k)  "Unrelated Employer" means any corporation which is not a Related

          Employer with respect to the Employer.

     (l)  "Valuation Date" means, with respect to this Plan, the year-end

          Adjustment Date described in Section 1.4.


15.2 Determination of Top-Heavy Status

     The Plan shall be top-heavy for any Plan Year if, as of the Determination

     Date (a) the sum of the Aggregate Accounts of Key Employees under the Plan exceeds sixty percent of the Aggregate Accounts of all Participants under the Plan (the "60% test"), as determined in accordance with the provisions of Section 416(g) of the Code; or (b) the Plan is part of a Required

     Aggregation Group and the Required Aggregation Group is a Top-Heavy Group.

     The Plan shall be "super top-heavy" for any Plan Year if, as of the

     Determination Date, the Plan would meet the 60% test if ninety percent

     (the "90% test") were substituted for sixty percent in the 60% test or the

     Plan is part of a Required Aggregation Group and the Required Aggregation

     Group is a Super Top-Heavy Group. Notwithstanding the results of the 60%

     test or the 90% test, the Plan shall not be considered top-heavy or super top-heavy for any Plan Year in which the Plan is part of a Required or

     Permissive Aggregation Group which is not a Top-Heavy Group or Super

     Top-Heavy Group. If any Participant is a Non-Key employee for any Plan

     Year, but such Participant was a Key employee for any prior Plan Year, such

     Participant's Aggregate Account balance shall not be taken into account for purposes of determining whether the Plan is top-heavy or super top-heavy

     (or whether any Aggregation Group which includes this Plan is a Top-Heavy

     Group or a Super Top-Heavy Group). In addition, if a Participant or former

     Participant has not performed any Service for the Employer or any Related

     Employer maintaining the Plan (other than benefits under the

     Plan) at any time during the five year period ending on the

     Determination Date, the Aggregate Account for such Participant or former Participant shall not be taken into account for purposes of determining whether this Plan is top-heavy.



15.3 Top-Heavy Requirements

     Notwithstanding any other provisions of the Plan, the Plan shall meet the following requirements for any top-heavy Plan Year.

     (a)  Minimum vesting requirements. A Participant shall be vested in his Salary Reduction Contribution Account, his Employer Matching

          Contribution Account, his Nondeductible Contribution Account, his

          Rollover Account and his Direct Transfer Account as provided in

          Section 4.

     (b)  Minimum allocations required for Top-Heavy Plan Years. For any

          Top-Heavy Plan Year, the Employer's Salary Reduction Contribution

          allocated to the Salary Reduction Contribution Account of each

          Non-Key employee shall be at least equal to the lesser of the following percentages: (i) three percent of such Non-Key

          employee's Compensation, or (ii) the percentage of such Non-Key

          Employee's Compensation equal to the largest percentage which the allocation of the Employer Salary Reduction Contribution to the

          Salary Reduction Contribution Account of any Key employee bears to such Key Employee's Compensation; provided, that (ii) above shall not apply if the Plan is required to be included in an

          Aggregation Group and the Plan enables a defined benefit pension plan required to be included in the Aggregation Group to meet the requirements of Sections 401(a)(4) and 410 of the Code. The amount allocated to each Non-Key employee pursuant to this

          Section 15.3(b) shall be referred to as the "minimum allocation".

          The following special rules shall apply for purposes of this

          Section 15.3(b):

          (i)  For purposes of determining the percentage in (ii) above,

               the following special provisions shall apply:

               (A)  all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan; and

               (B)  the calculation of the percentage at which

                    contributions are allocated to the Salary Reduction

                    Contribution Account of a Key employee shall be based

                    only on his Compensation not in excess of the

                    401(a)(17) limit in effect for the calendar year in

                    which the Plan Year begins.

          (ii) If a Key Employee is a Participant in both a defined

               contribution plan and a defined benefit pension plan that

               are both part of a Top-Heavy Group (but neither of such

               plans is super top-heavy), the defined contribution and the defined benefit fractions set forth in Section 2.3 of the

               Plan shall remain unchanged, provided the Salary Reduction

               Contribution Account of each Non-Key employee who is a

               Participant receives an extra allocation (in addition to the minimum allocation set forth in this Section 15.3(b)) equal to not less than one percent of such Non-Key Employees'

               compensation.

         (iii) For purposes of this Section 15.3(b), any Employer

               contributions or benefits under the Federal Social Security

               Act shall not be taken into account.

          (iv) The minimum allocations set forth in this Section 15.3(b)

               shall be allocated to the Salary Reduction Contribution

               Accounts of all Non-Key Employees who are Participants and

               who are in Service on the last day of the applicable Top-

               Heavy Plan Year.

           (v) If a Non-Key employee is a Participant in both this Plan and a defined benefit pension plan, and both such plans are top-

               heavy with respect to a Plan Year, the Employer shall not be required to provide a Non-Key Employee with both the minimum benefit under the defined benefit plan and the minimum

               contribution under this Plan. If the Non-Key Employees who are participating in a defined benefit pension plan

               maintained by the Employer or a Related Employer are

               accruing under such plan and the minimum benefits provided under Section 416(c)(1) of the Code, the Employer need not make the minimum allocation described in this Section

               15.3(b) on behalf of the Non-Key Employees. If a Non-Key

               Employee is a Participant in both this Plan and another

               defined contribution plan
               maintained by the Employer and both such plans are included in a Required Aggregation Group with respect to a Plan Year,

               the Employer shall not be required to provide a Non-Key

               Employee with both the minimum contribution under this Plan and the minimum contribution under the other Defined

               Contribution Plan. If the minimum contribution is being

               provided to the Non-Key Employee under the other defined

               contribution plan, the Employer need not make the minimum

               allocation described in this Section 15.3(b) on behalf of

               the Non-Key Employees. Notwithstanding the foregoing, in no event shall the Employer make a minimum allocation under

               this Plan with respect to a Non-Key Employee who is a

               Participant in another defined contribution plan which is

               subject to Section 412 of the Code and is included with

               this Plan in a Required Aggregation Group.  Alternatively,

               the Employer may satisfy the minimum benefit requirement of

               Section 416(c)(1) of the Code for a Non-Key Employee by

               providing any combination of benefits or contributions that satisfy the safe harbor rules of the applicable Treasury

               Regulations.

          (vi) The Committee may, in its discretion, separately account for that portion of each Participant's Salary Reduction

               Contribution Account attributable to Top-Heavy Plan Years

               and Non-Top-Heavy Plan Years.

         (vii) The minimum allocations made pursuant to this Section

               15.3(b) (to the extent required to be nonforfeitable under

               Section 15.3(a)) shall not be forfeitable under Section 411

               (a)(3)(B) of the Code (relating to suspension of benefits

               upon reemployment) or Section 411(a)(3)(d) of the Code

               (relating to withdrawal of mandatory contributions).

     (c)  Maximum Compensation Limitation. For any Top-Heavy Plan Year,

          Compensation in excess of the 401(a)(17) limit for the calendar year in which the Plan Year begins shall be disregarded for purposes of

          Section 15.3(b).

     (d)  Impact on special allocation limitations of Section 2.3. For any Plan

          Year in which the Plan is super top-heavy, 1.0 shall be substituted for 1.25 in Section 2.3(c) of the Plan. If the application of this

          Section 15.4(d) with respect to a Super Top-Heavy

          Plan would cause any Participant to exceed the combined

          limitations on contributions and benefits described in Section

          415 of the Code, the application of this Section 15.3(d) shall be suspended as to such individual until such time as he no longer exceeds the combined limitations of Section 415 of the Code as modified by this Section 15.3(d). During the period of such suspension, there shall be no contributions, forfeitures or

          Nondeductible Voluntary Contributions allocated under this Plan or any other defined contribution plan of a Related Employer and there shall be no accruals for such individual under any defined benefit plan of the Employer or Related Employer. If the Plan is top-heavy but not super top-heavy for any Plan Year, the

          substitutions referred to above with respect to a Super Top-

          Heavy Plan shall be made only if the Employer makes the extra minimum allocation described in Section 15.3(b)(ii). In no event shall such substitution reduce any benefit accrued under a defined benefit pension plan prior to the first day of the Plan

          Year in which the top-heavy rules became effective.

     (e)  Construction. The provisions of this Section 15 shall apply with respect to any Top-Heavy Plan Year notwithstanding any

          conflicting provisions elsewhere in the Plan; provided, that the provisions of this Section shall be applied in a manner to give effect to the intent and purpose of Section 401(k) of the Code to the extent applicable to this Plan.

             SECTION 16 - PORTABILITY OF PARTICIPANT ACCOUNTS
             -------------------------------------------------



Notwithstanding any other provision of this Plan, upon the request of the

Participant, the Trustee shall transfer the amount allocated to the credit of a Participant in the Trust to the Trustee of any other exempt trust which forms part of a tax-qualified retirement plan under Section 401 of the

Code or effective January 1, 1993 an individual retirement account or annuity.

   SECTION 17 - SPECIAL PROVISIONS RELATING TO TRANSFERS FROM QUALIFIED PLANS
   --------------------------------------------------------------------------



Upon the written direction of the Committee, the Trustee shall receive and hold, as a part of the Trust Fund, assets (hereinafter referred to as the

"transferred assets," which shall be deemed to include all increments allocable to such transferred assets) transferred in cash or in kind directly from the trustee or custodian of any other retirement plan

(hereinafter referred to as the "transferor plan") which is qualified under

Section 401(a) of the Code. In applying the provisions of this Section 17,

the following special provisions shall apply:



17.1 The transferred assets shall at all times be fully vested in the respective Participants (and in the proportions) to which such transferred assets had been allocated under the transferor plan immediately preceding the transfer.



17.2 The Trustee under this Plan, as such, shall not be liable or responsible for any acts or omissions in the administration of any transferor plan and the trust thereunder of any other person or entity who was trustee, custodian or other fiduciary under any such transferor plan, and the Trustee under this Plan shall be held harmless from such liability or responsibility.



17.3 The Trustee shall keep a separate Direct Transfer Account with respect to the transferred assets of each Participant which may be commingled for investment purposes with other assets of the Trust.



17.4 All transferred assets shall be administered by the Trustee in the same manner as other assets of the Trust are administered.



17.5 To the extent not inconsistent with the provision of this Section 17,

     the Committee may promulgate rules or bylaws supplementing and implementing the provisions of this Section 17.

17.6 Notwithstanding any provisions of this Section 17 to the contrary, the

     Committee shall not permit, nor shall the Trustee accept, the transfer to this Plan of transferred assets from a transferor plan which is subject to the requirements of Section 401(a)(11) of the Code at the time of the transfer.

                           SECTION 18 - ROLLOVERS
                           ----------------------



An Employee who receives a distribution of his entire interest from another retirement plan (including another plan maintained by the Employer) which is qualified under Section 401(a) of the Code on the date of such distribution may, with the written consent of the Committee and in accordance with procedures approved by the Committee, transfer all or a part of such distribution to the Trustee under this Plan. In applying the provisions of this Section 18, the following special provisions shall apply:



18.1 The transfer to the Trustee must occur on or before the 60th day following the receipt by the Employee of such distribution or, if such distribution has previously been deposited in an Individual

     Retirement Account or Individual Retirement Annuity (as defined in

     Section 408 of the Code), the transfer must occur on or before the

     60th day following the receipt by the Employee of the balance to his credit under such Individual Retirement Account or Individual

     Retirement Annuity.



18.2 The distribution made to the Employee must be a qualified total distribution within the meaning of Section 402(a)(5)(E)(i) of the

     Code.



18.3 The amount transferred to the Trustee is limited to the maximum rollover amount as provided in Section 402(a)(5)(B) of the Code.



18.4 The amount transferred to the Trustee shall be credited to a separate

     Rollover Account with respect to the Employee.



18.5 Except as otherwise provided in this Section 18, the assets in the

     Rollover Account shall be administered by the Trustee in the same manner as other Trust assets. Assets of the Rollover Account may be comingled for investment with other assets of the Trust Fund.

18.6 Notwithstanding any provision of this Section 18 to the contrary, the

     Committee shall not permit, nor shall the Trustee accept, the transfer to this plan by an Employee of all or part of any distribution received by such Employee from another qualified retirement plan if any part of such distribution is attributable to contributions made on behalf of the Employee while a key employee (within the meaning of

     Section 416(i)(1) of the Code) in a top-heavy plan (within the meaning of Section 416(g) of the Code).

             SECTION 19 - SPECIAL TRANSFER FROM RETIREMENT PLAN
             --------------------------------------------------



BDM Federal, Inc., which is a party to the Plan, is the sponsor of The BDM

Retirement Plan (the "Retirement Plan"). The Retirement Plan permits an

Employee to make voluntary nondeductible contributions which are maintained in a separate account for his benefit under the Retirement Plan (the

"Retirement Plan Account"). As of the Effective Date of the Plan, the

Retirement Plan Account of a Participant under the Retirement Plan shall be transferred to the Trust and allocated to his Nondeductible Contribution

Account as provided in Section 2.4. Such transfer shall be treated for purposes of the Plan as a Nondeductible Voluntary Contribution of the

Participant.

                   SECTION 20 - MISCELLANEOUS PROVISIONS
                   -------------------------------------



20.1 Notices

     Each Participant who is not in Service and each Beneficiary shall be responsible for furnishing the Plan Administrator with his current address for the mailing of notices, reports, and benefit payments. Any notice required or permitted to be given to such Participant or

     Beneficiary shall be deemed given if directed to such address and mailed by regular United States mail, first class, postage prepaid.

     If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks will be suspended until the

     Participant or Beneficiary furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification otherwise permitted to be given by posting or by other publication.



20.2 Lost Distributees

     A benefit shall be deemed forfeited if the Plan Administrator is unable after a reasonable period of time, as determined by the

     Committee, to locate the Participant or Beneficiary to whom payment is due; provided, however, that such benefit shall be reinstated if a valid claim is made by or on behalf of the Participant or Beneficiary for the forfeited benefit.



20.3 Reliance on Data

     The Employer, the Trustee, and the Plan Administrator shall have the right to rely on any data provided by the Participant or by any

     Beneficiary, including representations as to age, health, and marital status. Such representations shall be binding upon any party seeking to claim a benefit through a Participant, and the Employer, the

     Trustee, and the Plan Administrator shall have no obligation to inquire into the accuracy of any representation made at any time by a

     Participant or Beneficiary.



20.4 Bonding

     Unless exempted by ERISA, every fiduciary shall be bonded for each

     Plan Year in accordance with the requirements of ERISA. The bond shall provide protection to the Plan
     against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The cost of the bond shall be an expense of the Trust and shall be paid from the Trust Fund unless the Board shall elect for such cost to be paid by the BDM

     International, Inc.



20.5 Receipt and Release for Payments

     Any payment made from the Plan to or with respect to any Participant or Beneficiary, or pursuant to a disclaimer by a Beneficiary, shall,

     to the extent thereof, be in full satisfaction of all claims hereunder against the Plan, the Employer and all fiduciaries with respect to the Plan. The recipient of any payment from the Plan may be required by the Committee, as a condition precedent to such payment, to execute a receipt and release with respect thereto in such form as shall be acceptable to the Committee.



20.6 Headings

     The headings and subheadings of the Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions thereof.



20.7 Continuation of Employment

     The establishment of the Plan shall not be construed as conferring any legal or other rights upon any employee or any persons for continuation of employment, nor shall it interfere with the right of the Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.



20.8 Construction

     The provisions of the Plan shall be construed and enforced according to the laws of the State of Virginia, except to the extent such laws shall be superseded by the provisions of ERISA.

    IN WITNESS WHEREOF, the BDM International, Inc. 401(k) Savings Plan is, by

the authority of the Board of Directors of each of the parties hereto, executed

in behalf of each of said parties, this   21st  day of    December  , 1995.
                                        -------        -------------



                                             BDM INTERNATIONAL, INC.


                                            By: /s/ Philip A. Odeen
                                                ------------------------
                                                President

Attest:


/s/ John F. McCabe
--------------------------